As filed with the Securities and Exchange Commission on October 26, 2001

                                                      1933 Act File No. 2-98635
                                                      1940 Act File No. 811-4337

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             [X]
                  Pre-Effective Amendment No.                            [ ]
                                                      --------
                  Post-Effective Amendment No.           22              [X]
                                                      --------


                                     and/or

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]
                  Amendment No.                          21              [X]
                                                     ---------

                        (Check appropriate box or boxes.)

                               HERITAGE CASH TRUST
               (Exact name of Registrant as Specified in Charter)

                              880 Carillon Parkway
                            St. Petersburg, FL 33716
               (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, including Area Code: (727) 573-3800

                           RICHARD K. RIESS, PRESIDENT
                              880 Carillon Parkway
                            St. Petersburg, FL 33716
                     (Name and Address of Agent for Service)

                                    Copy to:
                           CLIFFORD J. ALEXANDER, ESQ.
                           Kirkpatrick & Lockhart LLP
                          1800 Massachusetts Avenue, NW
                             Washington, D.C. 20036

Approximate Date of Proposed Public Offering   October 30, 2001
                                               ----------------

It is proposed that this filing will become effective (check appropriate box) [ ] immediately upon filing pursuant to paragraph (b)
[X]  on October 30, 2001  pursuant to  paragraph  (b)
[ ]  60 days after  filing pursuant to paragraph (a)(1)
[ ]  on (date) pursuant to paragraph (a)(1)
[ ]  75 days after  filing  pursuant to  paragraph  (a)(2)
[ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

                               HERITAGE CASH TRUST

                       CONTENTS OF REGISTRATION STATEMENT

This registration document is comprised of the following:

                  Cover Sheet

                  Contents of Registration Statement

                  Prospectus

                  Statement of Additional Information

                  Part C of Form N-1A

                  Signature Page

                  Exhibits

                                    HERITAGE
                                        CASH [BAR LOGO]
                                       TRUST

                   (Pictures of people working and playing)

                      The Intelligent Creation of Wealth



                                   PROSPECTUS

                               MONEY MARKET FUND
                          MUNICIPAL MONEY MARKET FUND

                               November 1, 2001

                                 PRIVACY NOTICE

                            HERITAGE FAMILY OF FUNDS


                   These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission
 passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.



                           (HERITAGE CASH TRUST LOGO)
                                ---------------
                                 CASH TRUST(TM)

                              880 CARILLON PARKWAY
                         ST. PETERSBURG, FLORIDA 33716
                                 (800) 421-4184

(HERITAGE LOGO and ADDRESS)
www.heritagefunds.com - 800-421-4184
------------------------------------
Return Service Requested

HERITAGE FAMILY OF FUNDS(TM)
The Intelligent Creation of Wealth

HERITAGE MONEY MARKET FUNDS
Cash Trust Money Market
Cash Trust Municipal Money Market
HERITAGE BOND FUNDS
High Yield
Intermediate Government
HERITAGE EQUITY FUNDS
Aggressive Growth
Capital Appreciation
Eagle International
Growth and Income
Growth Equity
Mid Cap
Small Cap
Technology
Value Equity
110M 11/01 (Recycle Logo) Printed on recycled paper

TABLE OF CONTENTS
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HERITAGE CASH TRUST
  Money Market Fund.........................................    P-1
  Municipal Money Market Fund...............................    P-4

MANAGEMENT OF THE FUNDS
  Who Manages Your Fund.....................................    P-7
  Distribution of Fund Shares...............................    P-7

YOUR INVESTMENT
  Before You Invest.........................................    P-7
  How to Invest.............................................    P-8
  Choosing a Class of Shares................................    P-9
  How to Sell Your Investment...............................   P-10
  How to Exchange Your Shares...............................   P-12
  Account and Transaction Policies..........................   P-12
  Dividends and Taxes.......................................   P-14

FINANCIAL HIGHLIGHTS
  Money Market Fund.........................................   P-15
  Municipal Money Market Fund...............................   P-16

FOR MORE INFORMATION........................................   P-17

PRIVACY NOTICE TO CLIENTS OF HERITAGE FAMILY OF FUNDS.......   PN-1

MONEY MARKET FUND
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     INVESTMENT OBJECTIVE. The Money Market Fund seeks to achieve maximum current income consistent with stability of principal.

     HOW THE MONEY MARKET FUND PURSUES ITS OBJECTIVE. The Money Market Fund seeks to achieve its objective by investing in a variety of high-quality money market instruments with remaining maturities of 397 days or less. Money market instruments are short-term debt instruments issued by the U.S. and foreign governments, domestic and foreign corporations, financial institutions and other entities. They include, for example, commercial paper, bank obligations, repurchase agreements, money market funds, other corporate debt obligations and government debt obligations. The average dollar-weighted maturity of the fund's investment portfolio is 90 days or less.

     The fund manages its portfolio subject to strict standards set by its Board of Trustees following special rules for money market funds under federal law, which are designed so that the fund may maintain a stable $1.00 share price. These include requirements for maintaining high credit quality in the fund's investment portfolio, a short average portfolio maturity to reduce the effects of changes in interest rates on the value of the fund's securities and diversifying the fund's investments among issuers to reduce the effects of a default by any one issuer on the value of the fund's shares.

     WHAT ARE THE MAIN RISKS OF INVESTING IN THE MONEY MARKET FUND. All investments carry risks to some degree. Because the fund invests in money market instruments and manages its portfolio to maintain a stable share price, its major risks are those that could affect the overall yield of the fund. These risks include strong equity markets or a weak economy, which would cause short-term interest rates to decline. Such a decline would lower the fund's yield and the return on your investment. The rate of the fund's income will vary from day to day, generally reflecting changes in overall short-term interest rates.


     There also is the risk that the value of your investment could be eroded over time by the effects of inflation and that security selection by the fund's manager, Heritage Asset Management, Inc. (Heritage), may cause the fund's yield to be lower than the yields of other funds with similar investment objectives. If a portfolio security declines in credit quality or goes into default, it also could affect the fund's yield.


     The fund cannot be certain that it will achieve its investment objective. Furthermore, fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible that you could lose money by investing in the fund.


     WHO IS THE MONEY MARKET FUND DESIGNED FOR. The fund may be appropriate for investors who want to earn income at current money market rates while preserving the value of their investment, because the fund is managed to keep its share price stable at $1.00. Income on short-term securities tends to be lower than the yield on longer-term fixed income funds. The fund also offers easy access to your money through check writing and other services. The fund does not invest for the purpose of seeking capital appreciation or gain.

                                                                      Prospectus

     HOW THE MONEY MARKET FUND HAS PERFORMED. The bar chart and table below illustrate annual fund and market benchmark returns for the periods ended December 31, 2000. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the Money Market Fund's Class A share performance from one year to another. The table shows what the return for each class of shares would equal if you average out actual performance over various lengths of time. Because this information is based on past performance, it's not a guarantee of future results.

                                  (BAR GRAPH)

1991      1992      1993      1994      1995      1996      1997      1998      1999      2000
----      ----      ----      ----      ----      ----      ----      ----      ----      ----
5.40%     3.09%     2.41%     3.54%     5.17%     4.67%     4.82%     4.78%     4.45%     5.66%


     During the 10-year period above, the Class A shares' highest quarterly return was 1.58% for the quarter ended March 31, 1991 and the lowest quarterly return was 0.58% for the quarter ended June 30, 1993. For the period from January 1, 2001 through September 30, 2001, Class A shares' total return (not annualized) was 3.02%.


       AVERAGE ANNUAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2000)*


                                                  CLASS A SHARES    CLASS B SHARES     CLASS C SHARES
  PERIOD                                          --------------    ---------------    ---------------
  1 Year......................................         5.66%             5.66%              5.66%
  5 Years.....................................         4.88%              n/a               4.88%
  10 Years....................................         4.39%              n/a                n/a
  Life of Class*..............................          n/a              4.96%              4.93%


---------------


 * Class B and Class C shares were first offered on January 2, 1998 and April 3, 1995, respectively.

     To obtain the fund's current 7-day yield information, please call Heritage at (800) 421-4184 or visit www.heritagefunds.com.

                                                                      Prospectus

     WHAT ARE THE COSTS OF INVESTING IN THE MONEY MARKET FUND. The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Money Market Fund. The fund's expenses are based on actual expenses incurred for the fiscal year ended August 31, 2001.

  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

                                                              CLASS A   CLASS B   CLASS C
                                                              -------   -------   -------
  Maximum Sales Charge Imposed on Purchases
     (as a % of offering price).............................   None       None      None
  Maximum Deferred Sales Charge (as a % of original purchase
     price or redemption proceeds, whichever is lower)*.....   None**      5%+        1%

 * Contingent deferred sales charges apply only to shares acquired through exchange from another Heritage mutual fund.
** If you buy $1,000,000 or more of Class A shares of another Heritage mutual fund and sell these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of sale.
 + Declining over a six-year period as follows: 5% during the first year, 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year and 0% thereafter. Class B shares will convert to Class A shares eight years after purchase.
-- Declining to 0% at the first year.


  ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS):

                                                                CLASS A    CLASS B    CLASS C
                                                                -------    -------    -------
  Management Fees...........................................    0.42%      0.42%      0.42%
  Distribution and Service (12b-1) Fees.....................    0.15%      0.15%      0.15%
  Other Expenses............................................    0.15%      0.15%      0.15%
                                                                ----       ----       ----
  Total Annual Fund Operating Expenses*.....................    0.72%      0.72%      0.72%
                                                                ====       ====       ====

 * Heritage has agreed to waive its investment advisory fees and, if necessary, reimburse the fund to the extent that Class A, Class B and Class C annual operating expenses exceed 0.74% of that class' average daily net assets for the fund's 2002 fiscal year. Any reduction in Heritage's management fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below these percentage limitations.


     EXPENSE EXAMPLE. This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         SHARE CLASS                         YEAR 1   YEAR 3   YEAR 5   YEAR 10
  A shares.................................................  $   74   $  230   $  401   $  894
  B shares
     Assuming redemption at end of period..................  $  474   $  530   $  501   $  894
     Assuming no redemption................................  $   74   $  230   $  401   $  894
  C shares.................................................  $   74   $  230   $  401   $  894


                                       P-3                            Prospectus

MUNICIPAL MONEY MARKET FUND
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     INVESTMENT OBJECTIVE. The Municipal Money Market Fund seeks to achieve maximum current income exempt from federal income tax consistent with stability of principal.

     HOW THE MUNICIPAL MONEY MARKET FUND PURSUES ITS OBJECTIVE. The Municipal Money Market Fund seeks to achieve its objective by investing at least 80% of its assets in a variety of high-quality municipal securities with remaining maturities of 397 days or less. Tax-exempt municipal securities are municipal securities, the interest on which is exempt from federal income tax but may or may not be an item of tax preference for purposes of the federal alternative minimum tax. They include, for example, municipal notes, short-term municipal bonds and variable rate obligations. The interest on tax-exempt municipal securities may be subject to state and/or local income taxes.

     The remaining portion of the fund's investment portfolio may be invested in short-term taxable investments, which include U.S. government obligations, bank obligations, commercial paper and repurchase agreements. The average dollar-weighted portfolio maturity of the fund's investment portfolio is 90 days or less.

     The fund manages its portfolio subject to strict standards set by its Board of Trustees following special rules for money market funds under federal law, which are designed so that the fund may maintain a stable $1.00 share price. These include requirements for maintaining high credit quality in the fund's investment portfolio, a short average portfolio maturity to reduce the effects of changes in interest rates on the value of the fund's securities and diversifying the fund's investments among issuers to reduce the effects of a default by any one issuer on the value of the fund's shares.

     WHAT ARE THE MAIN RISKS OF INVESTING IN THE MUNICIPAL MONEY MARKET
FUND. All investments carry risks to some degree. Because the fund invests in money market instruments and manages its portfolio to maintain a stable share price, its major risks are those that could affect the overall yield of the fund. Among these are those that would cause short-term interest rates to decline, such as strong equity markets or a weak economy. Such a decline would lower the fund's yield and the return on your investment. The rate of the fund's income will vary from day to day, generally reflecting changes in overall short-term interest rates.


     There also is the risk that the value of your investment could be eroded over time by the effects of inflation and that security selection by the fund's manager, Heritage, may cause the fund's yield to be lower than the yields of other funds with similar investment objectives. If a portfolio security declines in credit quality or goes into default, it also could affect the fund's yield.


     The fund cannot be certain that it will achieve its investment objective. Furthermore, fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible that you could lose money by investing in the fund.


     WHO IS THE MUNICIPAL MONEY MARKET FUND DESIGNED FOR. The fund may be appropriate for investors who want to earn tax-exempt income at current money market rates while preserving the value of their investment, because the fund is managed to keep its share price stable at $1.00. Income on short-term securities tends to be lower than the yield on longer-term fixed income funds. The fund also offers easy access to your money through check writing and other services. The fund does not invest for the purpose of seeking capital appreciation or gain.


                                       P-4                            Prospectus

     HOW THE MUNICIPAL MONEY MARKET FUND HAS PERFORMED. The bar chart and table below illustrate annual fund and market benchmark returns for the periods ended December 31, 2000. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the Municipal Money Market Fund's performance from one year to another. The table shows what the return for fund shares would equal if you average out actual performance over various lengths of time. Because this information is based on past performance, it's not a guarantee of future results.


                                  (BAR CHART)


1993      1994      1995      1996      1997      1998      1999      2000
----      ----      ----      ----      ----      ----      ----      ----
1.86%     2.23%     3.17%     2.84%     3.04%     2.84%     2.66%     3.49%


     From its inception on June 17, 1992 through December 31, 2000, the fund's highest quarterly return was 0.94% for the quarter ended December 31, 2000 and the lowest quarterly return was 0.42% for the quarter ended March 31, 1994. For the period from January 1, 2000 through September 30, 2001, Class A shares' total return (not annualized) was 1.83%.

        AVERAGE ANNUAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2000)

                        PERIOD                                          RETURNS
                        ------                                          -------
                        1 Year......................................     3.49%
                        5 Years.....................................     2.97%
                        Life of Fund................................     2.74%

     To obtain the fund's current 7-day yield information, please call Heritage at (800) 421-4184 or visit www.heritagefunds.com.


     WHAT ARE THE COSTS OF INVESTING IN THE MUNICIPAL MONEY MARKET FUND. The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Municipal Money Market Fund. The fund's expenses are based on actual expenses incurred for the fiscal year ended August 31, 2001.

     SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

                                                                        FEES
                                                                       ------
       Maximum Sales Charge Imposed on Purchases (as a % of
         offering price)...........................................      None
       Maximum Deferred Sales Charge (as a % of original purchase price or
         redemption proceeds, whichever is lower)..................      None


                                       P-5                            Prospectus

     ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS):


                                                                       EXPENSES
                                                                       --------
       Management Fees.............................................      0.47%
       Distribution and Service (12b-1) Fees.......................      0.15%
       Other Expenses..............................................      0.07%
                                                                         ----
       Total Annual Fund Operating Expenses*.......................      0.69%
                                                                         ====



 * Heritage has agreed to waive its investment advisory fees and, if necessary, reimburse the fund to the extent that annual operating expenses exceed 0.74% of the class' average daily net assets for the fund's 2002 fiscal year. Any reduction in Heritage's management fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below these percentage limitations.


     EXPENSE EXAMPLE. This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         FUND COSTS                          YEAR 1   YEAR 3   YEAR 5   YEAR 10
  Fund shares..............................................  $   70   $  221   $  384   $  859




                                       P-6                          Prospectus

                            MANAGEMENT OF THE FUNDS

WHO MANAGES YOUR FUND
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     Heritage Asset Management, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716, is the funds' investment adviser and administrator. Heritage is a wholly owned subsidiary of Raymond James Financial, Inc., which, together with its subsidiaries, provides a wide range of financial services to retail and institutional clients. Heritage manages, supervises and conducts the business and administrative affairs of the funds and the other Heritage mutual funds with net assets totaling approximately $6.9 billion as of September 30, 2001.

     Heritage charged each fund an aggregate annual investment advisory and administration fee during the fiscal year ended August 31, 2001 as follows:


-  Money Market Fund                           0.42%
-  Municipal Money Market Fund                 0.47%


     Alliance Capital Management L.P. (Alliance Capital), 1345 Avenue of Americas, New York, NY 10105, serves as the subadviser to the Municipal Money Market Fund. Alliance Capital is a limited partnership whose general partner, Alliance Capital Management Corporation, is an indirect wholly owned subsidiary of AXA Financial, Inc. Alliance Capital had $421 billion of assets under its management as of September 30, 2001.


DISTRIBUTION OF FUND SHARES
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     Raymond James & Associates, Inc. (Distributor) currently serves as the distributor of the funds. The Distributor may compensate other broker-dealers to promote sales of fund shares.

     Heritage pays a service fee based on average daily net assets to broker/dealers, including the Distributor, who have services agreements with Heritage. Heritage pays these service fees out of amounts received for investment advisory and administrative services provided to the funds.

                                YOUR INVESTMENT

BEFORE YOU INVEST
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     Before you invest in a fund, please:

        - Read this Prospectus carefully.

        - Decide which fund best suits your needs and your goals.

        - If you choose to invest in the Money Market Fund, decide which class of shares is best for you.

        - Decide how much you wish to invest and how you want to open an account.


                                       P-7                            Prospectus

HOW TO INVEST
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     MINIMUM INITIAL INVESTMENT. The minimum initial investment for each fund is:

                                 MINIMUM INITIAL         SUBSEQUENT
  TYPE OF ACCOUNT                INVESTMENT              INVESTMENT
 Regular Account...............      $1,000              No minimum
 Systematic Investment
   Program.....................      $   50        $50 on a monthly basis
 Retirement Account............      $  500              No minimum


     Heritage may waive these minimum requirements at its discretion. Contact Heritage or your financial advisor for further information.

     INVESTING IN A FUND.  You may invest in a fund in the following ways:


     THROUGH YOUR FINANCIAL ADVISOR. You may invest in a fund by contacting your financial advisor. Your financial advisor can help you open a new account and help you review your financial needs and formulate long-term investment goals and objectives.

     Your financial advisor may have established a sweep program with the funds for investors who maintain a brokerage account with a participating dealer. Free credit cash balances arising from sales of securities for cash, redemptions of debt securities, dividend and interest payments and funds received from brokerage investors may be invested automatically in the Municipal Money Market Fund or the Money Market Fund's Class A shares on a daily basis. For additional information regarding this program, contact your financial advisor.


     BY MAIL. You may invest in a fund directly by completing and signing the account application found in this Prospectus. Indicate the fund, the class of shares and the amount you wish to invest. Make your check payable to the specific fund and class of shares you are purchasing. Mail the application and your payment to:


          Heritage Asset Management, Inc.
          P.O. Box 33022
          St. Petersburg, FL 33733

     BY TELEPHONE. If you provide your bank account information, Heritage can initiate a purchase from that account. Complete the appropriate sections of the account application and attach a voided check to activate this service. This method cannot be used to open a new account.


     BY AUTOMATED INVESTMENT. We offer the following plans to allow you to make regular, automatic investments into a fund. You determine the amount and frequency of your investments. You can terminate your plans at any time. Availability of these plans may be limited by your financial advisor.


        - AUTOMATIC INVESTING -- You may instruct us to transfer funds from a specific bank checking account to your Heritage account. This transfer will be effected either by electronic transfer or paper draft. Complete the appropriate sections of the account application or the Heritage Bank Draft Investing form to activate this service.

        - DIRECT DEPOSIT -- You may instruct your employer to direct all or part of your paycheck to your Heritage account. You also may direct to your account other types of payments you receive such



                                       P-8                            Prospectus
          as from an insurance company or another mutual fund family. Contact your financial advisor or Heritage for the direct deposit enrollment form. Please note that the routing instructions are different than the Federal Reserve wire instructions discussed below.

        - GOVERNMENT DIRECT DEPOSIT -- Any newly established payments from the Federal government must be paid through direct deposit. You can have your Social Security, military pension, paycheck or other Federal government payment sent to your Heritage account. Your completed Government Direct Deposit form requires Heritage's review and approval for processing. Contact your financial advisor or Heritage for an enrollment form.

        - AUTOMATIC EXCHANGE -- You may make automatic regular exchanges between two or more Heritage mutual funds. These exchanges are subject to the exchange requirements discussed below.

The intent of these plans is to encourage you to increase your Heritage account balance to the fund's minimum investment. If you discontinue any of these plans, or make regular withdrawals from your account without maintaining the minimum balance, we may require you to buy more shares to keep your account open.

     THROUGH A RETIREMENT PLAN. Heritage mutual funds offer a range of retirement plans, including traditional, Roth, SEP and SIMPLE IRA plans/accounts. A special application and custodial agreement is required. Contact your financial advisor or Heritage for more information. Heritage reserves the right to cancel your plan at any time.

     BY WIRE. You may invest in a fund by Federal Reserve wire sent from your bank. Mail your completed and signed account application to Heritage. Contact Heritage at (800) 421-4184 or your financial advisor to obtain your account number before sending the wire. Your bank may charge a wire fee. Send your investment and the following information by Federal Reserve or bank wire to:

        State Street Bank and Trust Company
        ABA # 011-000-028
        Account # 3196-769-8
        Name of the Fund
        The class of shares to be purchased
        (Your account number assigned by Heritage)
        (Your name)

CHOOSING A CLASS OF SHARES
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     If you are investing in the Money Market Fund, you can choose from three classes of fund shares: Class A shares, Class B shares and Class C shares. The primary purpose for investing in Class B or Class C shares is to take advantage of the Money Market Fund exchange privilege into shares of another Heritage mutual fund.

     CLASS A SHARES. You may purchase Class A shares at net asset value with no initial sales charge when you purchase shares of the fund.

     CLASS B SHARES. You may purchase Class B shares at net asset value with no initial sales charge. If you acquire Class B shares through exchange from another Heritage mutual fund, your sale of those shares


                                       P-9                            Prospectus
may be subject to a "contingent deferred" sales charge (CDSC) of up to a maximum 5.00%. This CDSC may be waived under certain circumstances.

     CLASS C SHARES. You may purchase Class C shares at net asset value with no initial sales charge. If you acquire Class C shares through exchange from another Heritage mutual fund, your sale of those shares may be subject to a CDSC of 1.00%. This CDSC may be waived under certain circumstances.

     UNDERSTANDING RULE 12B-1 FEES. Each fund has adopted a plan under Rule 12b-1 that allows it to pay distribution and sales fees for the sale of its shares and for services provided to shareholders. Each class of shares is subject to ongoing Rule 12b-1 fees of up to 0.15% of its average daily net assets. Because these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

HOW TO SELL YOUR INVESTMENT
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     You can sell -- or redeem -- shares of your fund for cash at any time, subject to certain restrictions. When you sell shares, payment of the proceeds generally will be made the next business day after your order is received. If you sell shares that were recently purchased by check or automated clearing house deposits (ACH), payment will be delayed until we verify that those funds have cleared, which may take up to two weeks. Drafts or ACH transactions initiated by a third party are not acceptable redemption instructions and will not be honored.


     HOW TO SELL YOUR SHARES. You may contact your financial advisor or Heritage with instructions to sell your investment in the following ways:

     THROUGH YOUR FINANCIAL ADVISOR. You may sell your shares through your financial advisor who can prepare the necessary documentation. Your financial advisor will transmit your request to sell shares of your fund and may charge you a fee for this service.


     Your financial advisor may have established a sweep program with the funds for investors who maintain a brokerage account with a participating dealer. Brokerage cash debits arising from purchases of securities for cash or other brokerage activity will automatically sweep from the Municipal Money Market Fund or the Money Market Fund's Class A shares on a daily basis.


     BY TELEPHONE.  You may sell shares from your account by calling Heritage at
(800) 421-4184 prior to the close of regular trading on the New York Stock Exchange -- typically 4:00 p.m. eastern time. If you do not wish to have telephone redemption privileges, you should complete the appropriate section of the account application.


     For your protection, telephone requests may be recorded in order to verify their accuracy. In addition, we will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, we are not responsible for any losses that may occur to any account due to an unauthorized telephone call.

     When redeeming shares by telephone, payment can be made one of the following ways:

        - By check to your address of record, provided there has not been an address change in the last 30 days, or


                                       P-10                           Prospectus

        - Directly to a bank account for which you have previously provided information to us in writing on your account application or subsequent form. Funds are generally available in your bank account two to three business days after we receive your request.

     IN WRITING. You may sell shares of your fund by sending a letter of instruction. Specify the fund name, your share class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell. Include all signatures and any additional documents that may be required. Mail the request to Heritage Asset Management, Inc., P.O. Box 33022, St. Petersburg, FL 33733.

     All registered owners on the account must sign the request. Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

     A signature guarantee of your request is required if the redemption is:

        - Greater than $50,000,

        - Sent to an address other than the address of record, or preauthorized bank or brokerage firm account,

        - Sent to a payee other than the shareholder of record, or

        - Sent to an address of record that has been changed within the past 30 days.

     A signature guarantee helps protect your account against fraud. We will only accept official signature guarantees from participants in our signature guarantee program, which includes most banks and securities dealers. A notary public cannot guarantee your signature.

     Payment for a written request can be made one of the following ways:

        - By check,

        - Directly to a bank account for which you have previously provided information to us in writing on your account application or subsequent form. Funds are generally available in your bank account two to three business days after we receive your request, or

        - By Federal Reserve wire to a bank account you specify. Your financial advisor can provide you with the necessary form to request a wire. We normally send these proceeds on the next business day and credit by the receiving institution is subject to the time they receive the instructions from the Federal Reserve Bank and their posting policies. We cannot guarantee that you will receive credit on the same day we send the wire. A wire fee will be charged to your account.

     CHECKWRITING. You may write checks against your Municipal Money Market account or your Money Market Class A account if you request and complete a signature card. All account owners and authorized signers must sign the card. With these checks, you may sell your shares by writing a check for at least $100. You must maintain a minimum fund account balance of $1,000 to use this service. You may not write a check to close your account. There is no charge for checkwriting transactions, except as follows:

        - $15.00 charge for all attempted check redemptions in which the amount of the check exceeds the available assets in your fund account, and

        - $15.00 charge for placing a stop payment order on a check.

        - We may waive these charges at our discretion.


                                       P-11                           Prospectus

     Additional checks may be ordered by calling Heritage at 1-800-421-4184 or by mailing the reorder form found in your checkbook. For security and check processing reasons, you must order checks from Heritage. Heritage cannot be responsible for any check not ordered from Heritage that is returned unpaid to the payee.

     SYSTEMATIC WITHDRAWAL PLAN. This plan may be used for periodic withdrawals from your account. To establish, complete the appropriate section of the account application or the Heritage systematic withdrawal form (available from your financial advisor or Heritage) and send that form to Heritage. Availability of this plan may be limited by your financial advisor. You should consider the following factors when establishing a plan:

        - Make sure you have a sufficient amount of shares in your account.

        - Determine how much you wish to withdraw. You must withdraw a minimum of $50 for each transaction.

        - Determine the schedule: monthly, quarterly, semiannual or annual basis.

        - Determine which day of the month you would like the withdrawal to occur. Available dates are the 1st, 5th, 10th or 20th day of the month. If such a day falls on the weekend, the withdrawal will take place on the next business day.

        - Heritage reserves the right to cancel systematic withdrawals if insufficient shares are available for two or more consecutive months.


HOW TO EXCHANGE YOUR SHARES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


     If you own shares of a fund for at least 30 days, you can exchange those shares for shares of the same class of any other Heritage mutual fund provided you satisfy the minimum investment requirements. You may exchange your shares by calling your financial advisor or Heritage if you exchange to like titled Heritage accounts. Written instructions with a signature guarantee are required if the accounts are not identically registered.


     You may make exchanges without paying any additional sales charges. However, if you exchange shares of either fund acquired by purchase (rather than exchange) for shares of another Heritage mutual fund, you must pay the applicable sales charge.

ACCOUNT AND TRANSACTION POLICIES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


     PRICE OF SHARES. The funds' regular business days typically are the same as those of the New York Stock Exchange (NYSE), normally Monday through Friday. In certain limited circumstances, a fund, in its discretion, may designate other days as a business day on which it will accept purchases and redemptions (but typically not exchanges between a fund and other Heritage mutual funds). The net asset value per share (NAV) for each class of a fund is determined each business day as of the close of regular trading on the NYSE (typically 4:00 p.m. eastern time), or such other time as designated by a fund, if in its discretion, the fund accepts orders on days when the NYSE is closed. The share price is calculated by dividing a class' net assets by the number of its outstanding shares.


                                       P-12                           Prospectus

     In calculating NAV, the funds typically price their securities by using pricing services or market quotations. However, in cases where these are unavailable or when the portfolio manager believes that subsequent events have rendered them unreliable, a fund may use fair-value estimates instead.


     TIMING OF ORDERS. All orders to purchase or sell shares are executed at the next NAV calculated after the order has been accepted. Orders are accepted until the close of regular trading on the NYSE every business day - normally 4:00 p.m. eastern time - and are executed the same day at that day's NAV. Each fund reserves the right to accept and execute orders at such other time as designated by the fund if it accepts orders on days when the NYSE is closed. Otherwise, all orders will be executed at the NAV determined as of the close of regular trading on the next trading day.



     If you participate in a sweep program, your fund purchases usually will be made on the next business day following the day that credit balances are generated in your brokerage account with your financial advisor. However, credit balances arising from funds placed in your brokerage account by check are subject to your financial advisor's cash availability policy.


     RESTRICTIONS ON ORDERS. The funds and their distributor reserve the right to reject any purchase order and to suspend the offering of fund shares for a period of time. There are certain times when you may not be able to sell shares of a fund or when we may delay paying you the redemption proceeds. This may happen during unusual market conditions or emergencies or when a fund cannot determine the value of its assets or sell its holdings.

     REDEMPTION IN KIND. We reserve the right to give you securities instead of cash when you sell shares of your fund. If the amount of the sale is at least $250,000 or 1% of a fund's assets, we may give you securities from the fund's portfolio instead of cash.

     ACCOUNTS WITH BELOW-MINIMUM BALANCES. Accounts participating in a brokerage sweep program may be involuntarily redeemed and the proceeds paid to the related brokerage account if the account balance is less than $50. Such redemptions shall happen periodically and not impair a shareholder's future participation in the sweep program.

     If your account balance falls below $1,000, each fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 30 days after notification, each fund reserves the right to close your account and send the proceeds to your address of record.



                                       P-13                           Prospectus

DIVIDENDS AND TAXES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     DIVIDENDS AND TAXES. Each fund declares dividends from net investment income daily and pays them monthly. Net investment income generally consists of interest income less expenses. The Money Market Fund expects that these dividends, and any dividends from net short-term capital gain, will be taxed as ordinary income. Dividend distributions by the Money Market Fund will vary by class and are anticipated to be generally higher for Class A shares. The Municipal Money Market Fund expects to make distributions, called "exempt-interest dividends," that are exempt from federal income tax. Exempt-interest dividends will not necessarily be exempt from state and local income taxes. The Municipal Money Market Fund also may pay taxable dividends, including dividends from net short-term capital gain, if any.

     Fund dividends are automatically reinvested in the fund unless you opt to take your dividends in cash, in the form of a check or direct them for purchase of shares in another Heritage mutual fund. However, if you have a retirement plan or a Systematic Withdrawal Plan, your dividends will be automatically reinvested.

     In general, the receipt of dividends (whether reinvested or taken in cash) is a taxable event. These transactions typically create the following tax liabilities for taxable accounts:



                    TYPE OF TRANSACTION                             TAX STATUS
  Income dividends..........................................   Ordinary income rate
  Net short-term capital gain dividends.....................   Ordinary income rate


The sale or exchange of shares of a fund will not result in any gain or loss for the shareholder to the extent the fund maintains a stable share price of $1.00.


     TAX REPORTING. During each year, we will send non-retirement account holders a Form 1099 that tells you the amount of distributions you received for the prior calendar year and the tax status of those distributions. Generally, fund distributions are taxable to you in the year you receive them. However, any dividends that are declared in December but paid in January are taxable as if received in December.

     WITHHOLDING TAXES. If you are a non-corporate shareholder and a fund does not have your correct social security or other taxpayer identification number or you otherwise are subject to backup withholding, federal law requires us to withhold a portion of your distributions. If you are subject to backup withholding, we will withhold and pay to the IRS a portion of your distributions. Any tax withheld may be applied against the tax liability on your tax return.

     Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.



                                       P-14                           Prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The financial highlights table is intended to help you understand the performance of the Class A shares, Class B shares and Class C shares of the Money Market Fund for the periods indicated. Certain information reflects financial results for a single Class A share, Class B share or Class C share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions). The information in this table for the periods presented has been audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.


                               MONEY MARKET FUND

                                                 CLASS A SHARES                               CLASS B SHARES
                                 -----------------------------------------------   -------------------------------------
                                               FOR THE YEARS ENDED                          FOR THE YEARS ENDED
                                                    AUGUST 31                                    AUGUST 31
                                 -----------------------------------------------   -------------------------------------
                                  2001      2000      1999      1998      1997      2001      2000      1999      1998+
                                 -------   -------   -------   -------   -------   -------   -------   -------   -------
Net asset value, beginning of
  year.........................  $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
                                 -------   -------   -------   -------   -------   -------   -------   -------   -------
Income from Investment
  Operations:
  Net investment
    income(a)(b)...............    0.048     0.053     0.044     0.049     0.047     0.048     0.053     0.044     0.027
Less Distributions:
  Dividends from net investment
    income and net realized
    gains(a)...................   (0.048)   (0.053)   (0.044)   (0.049)   (0.047)   (0.048)   (0.053)   (0.044)   (0.027)
                                 -------   -------   -------   -------   -------   -------   -------   -------   -------
Net asset value, end of year...  $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
                                 =======   =======   =======   =======   =======   =======   =======   =======   =======
Total Return(%)................     4.87      5.43      4.46      4.99      4.85      4.87      5.43      4.46      2.70(c)
Ratios(%)/Supplemental Data:
  Operating expenses, net, to
    average daily net
    assets(b)..................     0.72      0.72      0.73      0.75      0.76      0.72      0.72      0.73      0.75(d)
  Net investment income to
    average daily net
    assets(b)..................     4.69      5.31      4.37      4.88      4.74      4.40      5.25      4.37      4.86(d)
  Net assets, end of year
    ($ millions)...............    4,757     3,890     3,106     2,492     2,016         4         1         1        --

                                                 CLASS C SHARES
                                 -----------------------------------------------
                                               FOR THE YEARS ENDED
                                                    AUGUST 31
                                 -----------------------------------------------
                                  2001      2000      1999      1998      1997
                                 -------   -------   -------   -------   -------
Net asset value, beginning of
  year.........................  $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
                                 -------   -------   -------   -------   -------
Income from Investment
  Operations:
  Net investment
    income(a)(b)...............    0.048     0.053     0.044     0.049     0.047
Less Distributions:
  Dividends from net investment
    income and net realized
    gains(a)...................   (0.048)   (0.053)   (0.044)   (0.049)   (0.047)
                                 -------   -------   -------   -------   -------
Net asset value, end of year...  $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
                                 =======   =======   =======   =======   =======
Total Return(%)................     4.87      5.43      4.46      4.99      4.85
Ratios(%)/Supplemental Data:
  Operating expenses, net, to
    average daily net
    assets(b)..................     0.72      0.72      0.73      0.75      0.77
  Net investment income to
    average daily net
    assets(b)..................     4.63      5.19      4.37      4.87      4.72
  Net assets, end of year
    ($ millions)...............        2         1         3         3         1


---------------


   + For the period January 2, 1998 (commencement of Class B Shares) to August
     31, 1998.
 (a) Includes net realized gains and losses which were less than $.001 per share for each of the periods.
 (b) The year ended August 31, 1997 includes recovery of previously waived management fees paid to Heritage of less than $.01 per share. The operating expense ratios for fiscal 1997, excluding such items would have been .75% for Class A and Class C Shares.
 (c) Not annualized.
 (d) Annualized.


                                       P-15                           Prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The financial highlights table is intended to help you understand the performance of the Municipal Money Market Fund for the periods indicated. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions). The information in this table for the periods presented has been audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.


                          MUNICIPAL MONEY MARKET FUND


                                                     FOR THE YEARS ENDED AUGUST 31,
                                         -------------------------------------------------------
                                          2001        2000        1999        1998        1997
                                         -------     -------     -------     -------     -------
Net asset value, beginning of year.....  $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                         -------     -------     -------     -------     -------
Income from Investment Operations:
  Net investment income................    0.029       0.032       0.026       0.030       0.030(a)
Less Distributions:
  Dividends from net investment
     income............................   (0.029)     (0.032)     (0.026)     (0.030)     (0.030)
                                         -------     -------     -------     -------     -------
Net asset value, end of year...........  $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                         =======     =======     =======     =======     =======
Total Return(%)........................     2.97        3.29        2.62        3.02        3.00
Ratios to average daily net
  assets(%)/Supplemental Data
  Operating expenses, net..............     0.69        0.71        0.73        0.74        0.75(a)
  Net investment income................     2.90        3.24        2.58        2.98        2.96
  Net assets, end of year
     ($ millions)......................      913         772         625         565         419


---------------


(a) The year ended August 31, 1997 includes recovery of previously waived management fees paid to Heritage of $.01 per share. The operating expense ratios excluding such items would have been .74%.



                                       P-16                           Prospectus

FOR MORE INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     More information on these funds is available free upon request, including the following:


     ANNUAL/SEMIANNUAL REPORTS. Provides additional information about each fund's investments, describes each fund's performance, and contains letters from the fund's managers discussing recent market conditions, economic trends and fund strategies.


     STATEMENT OF ADDITIONAL INFORMATION (SAI). Provides more details about each fund and its policies. A current SAI is on file with the Securities and Exchange Commission and is incorporated herein by reference (meaning it is legally considered part of this prospectus).

         To obtain information or make an inquiry, contact Heritage Mutual
         Funds:

    By mail:             880 Carillon Parkway
                         St. Petersburg, Florida 33716
    By telephone:        (800) 421-4184
    By Internet:         www.heritagefunds.com

     These documents and other information about the funds can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 942-8090. Reports and other information about the funds may be viewed on-screen or downloaded from the EDGAR Database on SEC's Internet web site at http://www.sec.gov. Copies of these documents may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


     To eliminate unnecessary duplication, only one copy of the prospectus or other shareholder reports may be sent to shareholders with the same mailing address. However, if you wish to receive a copy of the Prospectus or other shareholder reports for each shareholder with the same mailing address, you should call 1-800-421-4184 or send an e-mail to: heritage@heritagefunds.rjf.com.


     The funds' Investment Company and 1933 Act registration numbers are:

           Heritage Cash Trust               811-4337  2-98635
              Money Market Fund              811-4337  2-98635
              Municipal Money Market Fund    811-4337  2-98635

                                    HERITAGE
                             ASSET MANAGEMENT, INC.
                      REGISTERED INVESTMENT ADVISOR -- SEC

    No dealer, salesman or other person has been authorized to give any information or to make any representation other than that contained in this Prospectus in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon unless having been authorized by the funds or their distributor. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.



                                       P-17                           Prospectus

                               HERITAGE CASH TRUST
                                MONEY MARKET FUND
                           MUNICIPAL MONEY MARKET FUND
                       STATEMENT OF ADDITIONAL INFORMATION


         This Statement of Additional Information ("SAI") dated November 1, 2001 should be read with the Prospectus of Heritage Cash Trust-Money Market and Municipal Money Market Funds, dated November 1, 2001. This SAI is not a prospectus itself. To receive a copy of the Prospectus or an annual report to shareholders, write to Heritage Asset Management, Inc. at the address below or call (800) 421-4184.


                         Heritage Asset Management, Inc.
                              880 Carillon Parkway
                                           St. Petersburg, Florida 33716

                                TABLE OF CONTENTS

                                                                        Page
GENERAL INFORMATION........................................................1
INVESTMENT INFORMATION.....................................................1
         INVESTMENT POLICIES, STRATEGIES AND RISKS.........................1
INVESTMENT LIMITATIONS.....................................................8
NET ASSET VALUE...........................................................11
CALCULATING YIELDS........................................................13
INVESTING IN THE FUNDS....................................................14
INVESTMENT PROGRAMS.......................................................14
         AUTOMATED INVESTMENT.............................................14
         RETIREMENT PLANS.................................................15
CONVERSION OF CLASS B SHARES..............................................18
REDEEMING SHARES..........................................................18
         RECEIVING PAYMENT................................................18
         TELEPHONE TRANSACTIONS...........................................20
         SYSTEMATIC WITHDRAWAL PLAN.......................................20
         APPLICATION OF CDSC..............................................21
         REDEMPTIONS IN KIND..............................................21
EXCHANGE PRIVILEGE........................................................22
TAXES ....................................................................22
SHAREHOLDER INFORMATION...................................................24
TRUST INFORMATION.........................................................24
         MANAGEMENT OF THE TRUST..........................................24
         FIVE PERCENT SHAREHOLDERS........................................29
         INVESTMENT ADVISER AND ADMINISTRATOR; SUBADVISER.................29
         PORTFOLIO TRANSACTIONS...........................................32
         DISTRIBUTION OF SHARES...........................................33
         ADMINISTRATION OF THE FUNDS......................................34
         POTENTIAL LIABILITY..............................................35
APPENDIX.................................................................A-1
REPORTS OF THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS AND
         FINANCIAL STATEMENTS ...........................................A-5

GENERAL INFORMATION


         Heritage Cash Trust ("Trust") was established as a Massachusetts business trust under a Declaration of Trust dated June 21, 1985. The Trust is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust currently consists of two separate investment portfolios: the Money Market Fund and the Municipal Money Market Fund (the "Municipal Fund") (each, a "fund" and collectively, the "funds"). The Money Market Fund offers three classes of shares: Class A shares that are not subject to a front-end sales charge ("Class A shares"), Class B shares offered subject to a contingent deferred sales charge ("CDSC") on redemptions made within the first six years of the holding period ("Class B shares") and Class C shares offered subject to a CDSC on redemptions made in less than one year of the holding period ("Class C shares"). Class B shares automatically convert to Class A shares after a certain holding period. The Municipal Fund offers Class A shares only. Each fund's shares may be acquired by direct purchase or through exchange of shares of the corresponding class of other Heritage mutual funds for which Heritage Asset Management, Inc. ("Manager") serves as adviser or administrator ("Heritage Mutual Funds").


INVESTMENT INFORMATION

         INVESTMENT POLICIES, STRATEGIES AND RISKS

         MONEY MARKET FUND AND MUNICIPAL FUND


         The following discussion of the securities and money market instruments relates to both funds. In addition to those securities and instruments discussed in the Prospectus, the funds are permitted to invest in the following:

                  BANKERS' ACCEPTANCES. Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity. Maturities on bankers' acceptances that are eligible for purchase at times extend to nine months, but more commonly range from 30 to 180 days.


                  The Money Market Fund may purchase bankers' acceptances of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus and undivided profits of over $100 million as of the close of their most recent fiscal year. The Municipal Fund may purchase high quality bankers' acceptances.

                  COMMERCIAL PAPER.

                  GENERAL. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof.

                  The Money Market Fund may invest in commercial paper, including U.S. dollar-denominated commercial paper of foreign issuers provided the paper is rated in the highest rating category ("First Tier Securities") by at least two nationally recognized statistical rating organizations (or by one if only one rating is assigned) and in unrated securities determined by the Trust's Board of Trustees ("Board") or, pursuant to authority delegated by the Board, by the Manager, to be of comparable quality. The fund also may invest up to 5% of its assets in securities receiving the second highest rating ("Second Tier Securities") or in unrated securities determined to be of comparable quality. The Municipal Fund may invest in prime commercial paper. See the Appendix for a description of commercial paper ratings.

                  SECTION 4(2) COMMERCIAL PAPER AND RULE 144A. Section 4(2) commercial paper is commercial paper that can be purchased and sold without registration in transactions not involving a public offering pursuant to Section 4(2) of the Securities Act of 1933, as amended ("1933 Act"). Investments in
Section 4(2) commercial paper will be subject to the funds' nonfundamental 10% limitation on investments in illiquid securities, unless the Section 4(2) commercial paper can be sold to qualified institutional buyers under Rule 144A of the 1933 Act. As permitted by Rule 144A, the Board has adopted guidelines and delegated the daily function of determining and monitoring the liquidity of securities so purchased. Because it is not possible to predict with assurance how the Rule 144A market will develop, the Board will monitor the funds' investments in Rule 144A securities, focusing on such factors as liquidity and availability of information.


                  CERTIFICATES OF DEPOSIT ("CDS"). The Federal Deposit Insurance Corporation ("FDIC") is an agency of the U.S. Government that insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit. The interest on such deposits may not be insured to the extent this limit is exceeded. Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more, without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments must be limited to $100,000 per insured bank or savings and loan association.


                  The Money Market Fund may invest in CDs (along with demand deposits, time deposits and savings shares) under the same conditions as relate to banker's acceptances. The Municipal Fund may invest in high quality CDs.

                  FOREIGN BANK INVESTMENTS. Investments in foreign bank instruments, including instruments of foreign branches of domestic banks, present certain additional risks. These risks include the impact of future political and economic developments, the possible entanglement of exchange controls and/or the adoption of other governmental restrictions that might affect adversely the payment of principal and interest on such instruments. Further, there may be less publicly available information about a foreign bank than about a domestic bank.


                  REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which a fund purchases securities and simultaneously commits to resell the securities to the original seller at an agreed upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. A fund may enter into repurchase agreements with domestic commercial banks and with registered broker-dealers that are members of a national securities exchange or market makers in U.S. Government securities and that, in the opinion of the Manager or Alliance Capital Management L.P. (the "Subadviser"), as applicable, present minimal credit risks in accordance with guidelines established by the Board. A fund's repurchase agreements will require that the underlying security at all times have a value at least equal to the resale price. If the seller of a repurchase agreement defaults, a fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale are less than the resale price provided in the agreement. In addition, even though the Federal Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in insolvency proceedings, a fund may incur delays and costs in selling the underlying security or may suffer a loss if the fund is treated as an unsecured creditor and is required to return the underlying security to the seller.


                  REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are transactions with the same parties with whom it may enter into repurchase agreements in which a fund borrows by selling securities and agreeing to repurchase them at a mutually agreed upon price. When the fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high-grade securities, marked to market daily, having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by the fund may decline below the price of the securities the fund has sold but is obliged to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the fund's obligation to repurchase the securities, and the fund's use of the proceeds of the reverse repurchase agreement effectively may be restricted pending such decisions. Reverse repurchase agreements create leverage, a speculative factor, and will be considered borrowings for the purpose of the funds' limitations on borrowing.


                  SECURITIES LOANS. Securities loans are made to broker-dealers or other financial institutions pursuant to agreements requiring that loans be secured continuously by collateral in cash or short-term debt obligations, marked to market daily, in an amount at least equal at all times to the value of the securities loaned plus accrued interest and dividends. The borrower pays a fund an amount equal to any interest or dividends received on the securities loaned. The fund retains all or a portion of the interest received on investments of the cash collateral or receives a fee from the borrower. The fund may call such loans in order to sell the securities involved. If a fund reinvests cash collateral, it is subject to the risk that both the reinvested collateral and the loaned securities will decline in value. In addition, in such event, it is possible that the securities loan may not be collateralized fully.


                  U.S. GOVERNMENT SECURITIES. U.S. Government securities include Treasury bills, notes and bonds, Federal Home Loan Bank obligations, Federal Intermediate Credit Bank obligations, U.S. Government agency obligations and repurchase agreements secured thereby. U.S. Government securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities, supported by the issuer's right to borrow from the U.S. Treasury or supported by the issuer's credit.

                  WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS. These transactions are made to secure what the Manager or, for the Municipal Fund, the Subadviser, considers to be advantageous prices or yields. Settlement dates may be a month or more after entering into these transactions, and market values of the securities purchased may vary from the purchase prices. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the funds, such as cash, U.S. Government securities or other liquid high-grade debt obligations, which will be marked to market daily, sufficient to make payment for the securities to be purchased, will be segregated by the funds' custodian on the funds' records at the trade date and maintained until the transaction settles. In when-issued and delayed-delivery transactions, a fund relies on the seller to complete the transaction. The seller's failure to perform may cause a fund to miss a price or yield considered to be advantageous.

                  The funds may purchase short-term U.S. Government obligations on a when-issued or delayed-delivery basis but only for the purpose of acquiring portfolio securities consistent with their investment objectives and policies and not for investment leverage. The Money Market Fund may purchase obligations on this basis without limit. The Municipal Fund may commit up to 15% of its net assets to the purchase of when-issued securities.

         MONEY MARKET FUND


         The following discussion applies only to investments by the Money Market Fund. In addition to those securities and instruments discussed in the Prospectus and above, the Money Market Fund is permitted to invest in the following:


                  ASSET-BACKED SECURITIES. Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Asset-backed securities are subject to the risk of prepayment and the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments.


                  EURODOLLAR AND YANKEE CERTIFICATES. Domestic and foreign Eurodollar certificates are CDs, time deposits and bankers' acceptances issued by foreign branches of domestic banks and foreign banks, respectively. Yankee certificates are CDs, time deposits and bankers' acceptances issued by domestic branches of foreign banks. As a result of federal and state laws and regulations, domestic branches of domestic banks generally are required, among other things, to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness.

                  Domestic and foreign Eurodollar certificates may be general obligations of the parent bank in addition to the issuing branch or may be limited by the terms of a specific obligation and governmental regulation. Such obligations may be subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may affect adversely payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or a foreign bank than a domestic bank.

                  Yankee certificates may be general obligations of the parent bank in addition to the issuing branch or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. The deposits of state-licensed domestic branches of foreign banks may not necessarily be insured by the FDIC.

                  In view of the foregoing factors associated with the purchase of domestic and foreign Eurodollar and Yankee certificates, the fund will evaluate carefully such investments on a case-by-case basis. The fund, however, may only purchase domestic Eurodollar certificates if the issuing bank has assets of at least $1 billion and capital, surplus and undivided profits of over $100 million as of its most recent fiscal year, and foreign Eurodollar certificates or Yankee certificates if the issuing bank has assets that are the equivalent of at least $2 billion as of the close of its most recent fiscal year.


                  GNMA CERTIFICATES. "GNMA certificates" are securities issued by the Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation that guarantees the timely payment of principal and interest. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. GNMA certificates differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, the fund will receive monthly scheduled payments of principal and interest and may receive unscheduled principal payments representing prepayments on the underlying mortgages. Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, GNMA certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because prepayment proceeds will be invested at prevailing interest rates, which may be lower than the GNMA certificates on which the prepayments were made.


                  INVESTMENT COMPANIES. The fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a fund becomes a shareholder of that investment company. As a result, a fund's shareholders indirectly bear the fund's proportionate share of the fees and expenses paid by the shareholders of the other investment company, in addition to the fees and expenses fund shareholders directly bear in connection with the fund's own operations.

                  VARIABLE RATE DEMAND NOTES. Variable rate demand notes are short-term debt obligations whose interest rates are adjusted at periodic intervals or whenever there is a change in the market rate to which the security's interest is tied. The fund may invest in these notes under the same conditions as relate to commercial paper.


                   INDUSTRY CLASSIFICATIONS. For purposes of determining industry classifications, the Money Market Fund will rely primarily upon classifications published by Bloomberg L.P. If Bloomberg L.P. does not have an industry classification for a particular security or the industry designated no longer appears reasonable, the Manager may designate an appropriate Bloomberg

L.P. industry classification. In addition, in the event that any Bloomberg L.P. classifications are determined by the Manager to be so broad that the primary economic characteristics of issuers within a single class are materially different, the Money Market Fund will classify issuers within that class according to the Directory of Companies Filing Annual Reports with the Securities and Exchange Commission ("SEC").


         MUNICIPAL FUND


         The following discussion applies only to investments by the Municipal Fund. In addition to those securities and instruments discussed in the Prospectus and above, the Municipal Fund is permitted to invest in the following:

                  ALTERNATIVE MINIMUM TAX. "AMT-Subject Bonds" are tax-exempt municipal securities the interest on which is an item of tax preference for purposes of the Federal alternative minimum tax ("AMT"). Such bonds have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities. AMT-Subject Bonds generally are limited obligations of the issuer, supported only by payments from private business entities that use the facilities financed by the bonds (and the pledge, if any, of the real and personal property so financed as security for such payment) and not by the full faith and credit or taxing power of the state or any governmental subdivision (often referred to as "private activity bonds"). The fund may invest without limit in AMT-Subject Bonds. It is not possible to provide specific details on each of these obligations in which the fund's assets may be invested.

                  MUNICIPAL SECURITIES. Municipal securities include municipal notes, such as tax anticipation and revenue bonds which generally have maturities of one year or less and short-term municipal bonds. Municipal notes are usually issued in anticipation of various seasonal revenues, bond anticipation notes and tax-exempt commercial paper. Short-term municipal bonds that may be general obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest, and revenue bonds, which generally are paid from the revenues of a particular facility or a specific excise or other source.


                  The yields on municipal securities are dependent on a variety of factors, including the general condition of the money, municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and generally are subject to greater price movements than obligations with shorter maturities. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. The fund normally invests at least 80% of its net assets in municipal securities, and all municipal securities purchased by the fund will be rated within the two highest quality ratings of Moody's Investors Service, Inc. ("Moody's") and Standard and Poor's ("S&P") or, if unrated, judged by the Board or, pursuant to authority delegated by the Board, by the Subadviser to be of comparable quality and meet credit standards applied by the Subadviser. See the Appendix for a description of securities ratings.


                  The achievement of the fund's objective is dependent in part on the continuing ability of the issuers of municipal securities in which the fund invests to meet their obligations for the payment of principal and interest when due. Municipal securities have not been subject to registration with the SEC, although there have been proposals that would require registration in the future. The fund generally will hold securities to maturity rather than follow a practice of trading. However, the fund may seek to improve portfolio income by selling certain portfolio securities prior to maturity in order to take advantage of yield disparities that occur in securities markets. Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress or state legislatures or referenda extending the time for payment of principal and/or interest or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There also is the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected. The income generated by the fund's investments in municipal securities may not be tax exempt in its entirety in certain jurisdictions.


                  STANDBY COMMITMENTS. Standby commitments are municipal securities combined with the right to resell them to the seller at an agreed-upon price or yield within specified periods prior to their maturity dates. The right to resell and the aggregate price for securities with a standby commitment may be higher than the price that otherwise would be paid. The primary purpose of this practice is to permit the fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. In this regard, the fund acquires standby commitments solely to facilitate portfolio liquidity and does not exercise its rights thereunder for trading purposes. Because the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, the fund will enter into standby commitment transactions only with municipal securities dealers that are determined by the Subadviser to present minimal credit risks. The acquisition of a standby commitment does not affect the valuation or maturity of the underlying municipal securities that continue to be valued in accordance with the amortized cost method. Standby commitments are valued by the fund at zero in determining net asset value. If the fund pays directly or indirectly for a standby commitment, its cost is reflected as unrealized depreciation for the period during which the commitment is held. Standby commitments do not affect the average weighted maturity of the fund's investment portfolio of securities. The fund does not expect to invest more than 5% of its net assets in standby commitments.

                  TAXABLE SECURITIES. The fund may elect to invest up to 20% of its total assets in taxable money market securities when such action is deemed to be in the best interests of shareholders. Such taxable money market securities are limited to remaining maturities of 397 days or less at the time of investment, and the fund's municipal and taxable securities are maintained at a dollar-weighted average of 90 days or less. Taxable money market securities purchased by the fund are limited to: marketable obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities; repurchase agreements involving such securities; CDs, banker's acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and that are members of the FDIC; and commercial paper of prime quality rated A-1 or higher by S&P or Prime-1 by Moody's or, if not rated, deemed by the Board or, pursuant to authority delegated by the Board, by the Subadviser to be of equal quality.


                  VARIABLE RATE OBLIGATIONS. These obligations are municipal securities that offer a variable and fluctuating interest rate based upon changes in market rates. The interest rate payable on a variable rate municipal security is adjusted either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Other features may include the right of the purchaser to demand prepayment of the principal amount of the obligation prior to its stated maturity and the right of the issuer to prepay the principal amount prior to maturity. The main benefit of a variable rate municipal security is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate municipal securities can enhance the ability of the purchaser to maintain a stable net asset value per share and to sell an obligation prior to maturity at a price approximating the full principal amount. Variable rate securities may include participation interests in private activity bonds backed by letters of credit of FDIC member banks having total assets of more than $1 billion. The letters of credit of any single bank will not apply to variable rate obligations constituting more than 10% of the fund's total assets. Because the fund invests in securities backed by banks, changes in the credit quality of these banks could cause losses to the fund and affect its share price.

                  The payment of principal and interest by issuers of certain municipal securities may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether a municipal security meets the fund's investment quality requirements. Variable rate obligations purchased by the fund may include participation interests in variable rate private activity bonds that are backed by irrevocable letters of credit or guarantees of banks that meet the criteria for banks described above under "Taxable Securities."

                  Purchase of a participation interest gives the fund an undivided interest in certain such bonds. The fund can exercise the right, on not more than 30 days' notice, to sell such an instrument back to the bank from which it purchased the instrument and draw on the letter of credit for all or any part of the principal amount of its participation interest in the instrument, plus accrued interest, but will do so only (1) as required to provide liquidity, (2) to maintain a high quality investment portfolio or (3) upon a default under the terms of the demand instrument. Banks retain portions of the interest paid on such variable rate industrial development bonds as their fees for servicing such instruments and the issuance of related letters of credit and repurchase commitments. The fund will not purchase a participation interest in a variable rate private activity bond unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned from the bond in which it holds a participation interest is exempt from Federal income tax. The Subadviser will monitor the pricing, quality and liquidity of variable rate demand obligations and participation interests therein held by the fund on the basis of published financial information, rating agency reports and other research services to which the Subadviser may subscribe.


INVESTMENT LIMITATIONS

         FUNDAMENTAL POLICIES


         In addition to the limits disclosed in "Investment Policies, Strategies and Risks" above and the investment limitations described in the Prospectus, the funds are subject to the following investment limitations. These following limitations are fundamental policies of the funds and may not be changed without the vote of a majority of the outstanding voting securities of the funds. In addition to the limitations below, the investment objective of each fund is a fundamental policy and may not be changed without the vote of a majority of the outstanding voting securities of each fund. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund or

(2) 67% or more of the shares present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.


         MONEY MARKET FUND AND MUNICIPAL FUND

         The following discussion relates to the fundamental policies of both funds.

                  INVESTING IN COMMODITIES, MINERALS OR REAL ESTATE. The funds may not invest in commodities, commodity contracts, oil, gas or other mineral programs or real estate, except that each may purchase money market instruments issued by companies that invest in or sponsor such interests.

                  UNDERWRITING. The funds may not engage in the underwriting of money market instruments issued by others except as a fund may be deemed to be an underwriter under the 1933 Act in connection with the purchase and sale of portfolio securities.

                  LOANS. The funds may not engage in lending activities. However, this policy does not apply to securities lending and repurchase agreements. The Money Market Fund may not make secured loans of its portfolio securities amounting to more than 25% of its total assets.

                  BORROWING MONEY. The funds may not borrow money except as a temporary measure for extraordinary or emergency purposes. A fund may enter into reverse repurchase agreements and otherwise borrow up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments. This latter practice is not for investment leverage but solely to facilitate management of the portfolio by enabling a fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. However, a fund may not purchase additional portfolio investments once borrowed funds exceed 5% of total assets. When effecting reverse repurchase agreements, fund assets in an amount sufficient to make payment for the obligations to be purchased will be segregated by the borrowing fund's custodian and on the fund's records upon execution of the trade and maintained until the transaction has been settled. During the period any reverse repurchase agreements are outstanding, to the extent necessary to assure completion of the reverse repurchase agreements, a fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements. Interest paid on borrowed funds will not be available for investment. Each fund will liquidate any such borrowings as soon as possible and may not purchase any portfolio instruments while any borrowings are outstanding.

         MONEY MARKET FUND

         The following discussion relates to the fundamental policies of the Money Market Fund.

                  DIVERSIFICATION. The fund may not invest more than 5% of its total assets in First Tier Securities of any one issuer other than the U.S. Government, its agencies and instrumentalities; however, the fund may invest more than 5% of its total assets in First Tier Securities of a single issuer for

Second Tier Securities; and (2) 5% of its total assets in Second Tier Securities. The fund also may not purchase more than 10% of any class of securities of any issuer. All debt securities of an issuer are considered as one class.

                  ILLIQUID SECURITIES. The fund may not commit more than 10% of its net assets to illiquid obligations, including repurchase agreements with maturities longer than seven days, certain time deposits and securities that are restricted as to disposition under the Federal securities laws.

                  CONCENTRATION. The fund will not purchase money market instruments if, as a result of such purchase, more than 25% of the value of its net assets would be invested in any one industry. However, the fund may invest up to 100% of its assets in domestic bank obligations and obligations of the U.S. Government, its agencies and instrumentalities, provided that it may not invest more than 25% of its net assets in (1) domestic Eurodollar certificates, unless the domestic parent would be unconditionally liable if its foreign branch failed to make payments on such instruments, and (2) Yankee certificates, unless the branch issuing such instrument is subject to the same regulation as U.S. banks.

                  ISSUING SENIOR SECURITIES. The fund may not issue senior securities, except as permitted by the investment objective, policies and investment limitations of the fund.

         MUNICIPAL FUND

         The following discussion relates to the fundamental policies of the Municipal Fund.

                  DIVERSIFICATION. The fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in money market instruments of any one issuer other than the U.S. Government, its agencies or instrumentalities. The fund may not purchase more than 10% of any class of voting securities of any issuer except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

                  ILLIQUID SECURITIES. The fund may not commit more than 15% of its net assets to illiquid obligations, including repurchase agreements with maturities longer than seven days, certain time deposits, and securities that are restricted as to disposition under the Federal securities law. However, as a matter of nonfundamental investment policy, the fund will not commit more than 10% of its net assets to such illiquid securities.

                  CONCENTRATION. The fund will not purchase instruments if as a result of such purchase more than 25% of the value of its net assets would be invested in any one industry, provided that for purposes of this policy (1) there is no limitation with respect to tax-exempt municipal securities (including industrial development bonds), securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, certificates of deposit, banker's acceptances and interest-bearing savings deposits issued by domestic banks and (2) consumer finance companies, industrial finance companies, and gas, electric, water and telephone utility companies are each considered to be separate industries. For purposes of this restriction, the fund will regard the entity that has the primary responsibility for making payment of principal and interest as the issuer.

                  ISSUING SENIOR SECURITIES. The fund may not issue senior securities. However, this policy does not apply to investment policies otherwise permitted by the fund, such as making securities loans, borrowing money and engaging in repurchase agreements and reverse repurchase agreements.

         NONFUNDAMENTAL POLICIES


         The funds have adopted the following additional restrictions that are nonfundamental policies and may be changed by the Board without shareholder approval in compliance with applicable law, regulation or regulatory policy.


                  SELLING SHORT AND BUYING ON MARGIN. The funds may not sell any money market instruments short or purchase any money market instruments on margin, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of money market instruments.

                  INVESTING IN NEW ISSUERS. Neither fund may invest more than 5% of its total assets in securities of issuers that have records of less than three years of continuous operation.

                  DEALING IN PUTS AND CALLS. The funds may not invest in puts, calls, straddles, spreads or any combination thereof.

                  PLEDGING SECURITIES. The funds may not pledge any securities except to secure permitted borrowings, and then only in amounts not to exceed 10% of a fund's total assets.

                  Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value of net assets will not result in a violation of such restriction.

NET ASSET VALUE


         The net asset value per share for each class of the Money Market Fund and for a Class A share of the Municipal Fund is determined daily as of the close of regular trading on the New York Stock Exchange (the "Exchange") immediately after the daily declaration of dividends, each day the Exchange is open for business, or such other time as designated by a fund if, as described below, the fund accepts orders on days when the Exchange is closed. The Exchange normally is open for business Monday through Friday except the following holidays: New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

         The funds are open for business on days on which the Exchange is open (each a "Business Day"). In certain limited circumstances, a fund, in its discretion, may designate other days as a Business Day on which it will accept purchases and redemptions (but typically not exchanges between a fund and other Heritage Mutual Funds). Each fund determines its net investment income for dividend purposes once each Business Day immediately prior to the determination of its net asset value. Each determination of net investment income includes all accrued interest on portfolio investments of the fund, less all accrued expenses of the fund. (A fund will not have unrealized gains or losses so long as it values its instruments by the amortized cost method.) Realized gains and losses are reflected in a fund's net asset value and are not included in net investment income. All of a fund's net investment income is declared as dividends daily.


         Each fund will seek to stabilize the net asset value per share of its class(es) at $1.00 by use of the amortized cost method of valuation, which the Board has determined is the best method for determining the value of portfolio instruments. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premiums or accumulation of discounts rather than at current market value. The Board periodically assesses the continued use of this valuation method and, if necessary, will consider valuing fund assets at their fair value as determined in good faith by the Board.

         A fund's use of the amortized cost method of valuing portfolio instruments depends on its compliance with Rule 2a-7 under the 1940 Act ("Rule 2a-7"). Rule 2a-7 requires the Board to establish procedures reasonably designed to stabilize the net asset value per share as computed for purposes of distribution and redemption. The Board's procedures include monitoring the relationship between the amortized cost value per share and a net asset value per share based upon available indications of market value. The Board will decide what, if any, steps should be taken if there is a difference of more than
 .5% between the two methods. The Board will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

         Rule 2a-7 requires that a fund limit its investments to instruments that, in the opinion of the Board, present minimal credit risk and are of high quality as determined by any major rating agency. If the instruments are not rated, the Board must determine that they are of comparable quality. The Rule also requires a fund to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to the objective of maintaining a stable net asset value. In addition, no instrument with a remaining maturity of more than 397 days can be purchased by a fund. For these purposes, each fund treats variable rate securities as maturing on the date of their next scheduled rate adjustment and instruments purchased subject to repurchase agreements as maturing as of the date that the repurchase is to be made. Should the disposition of a portfolio security result in a fund's dollar-weighted average portfolio maturity of more than 90 days, the fund will invest its available cash to reduce the average maturity to 90 days or less as soon as possible.

         It is the funds' usual practice to hold portfolio securities to maturity and realize the instruments' stated full value, unless the Manager or, in the case of the Municipal Fund, the Subadviser, determines that sale or other disposition is appropriate in light of a fund's investment objective. Under the amortized cost method of valuation, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio.

         In periods of declining interest rates, the indicated daily yield on shares of a fund, computed by dividing the annualized daily income on the fund's portfolio by the net asset value as computed above, may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on shares of a fund computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

         The Board may suspend the right of redemption or postpone payment for more than seven days at times (1) during which the Exchange is closed other than for the customary weekend and holiday closings, (2) during which trading on the Exchange is restricted as determined by the SEC, (3) during which an emergency exists as a result of which disposal by the funds of securities owned by them is not reasonably practicable or it is not reasonably practicable for the funds fairly to determine the value of their net assets or (4) for such other periods as the SEC may by order permit for the protection of shareholders


CALCULATING YIELDS

         From time to time the funds may advertise "yield" and "effective yield." The Money Market Fund's yield is computed separately for Class A shares, Class B shares and Class C shares. Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of a fund refers to the investment income in the fund over a seven-day period that is then "annualized." The "effective yield" is calculated similarly but, when annualized, the investment income earned is assumed to be reinvested. Also, the Municipal Fund may advertise its "tax-equivalent yield." The "tax equivalent yield" represents the taxable yield a shareholder would have to earn before Federal income tax to equal the fund's tax-free yield.


         Each  class  of  a  fund  computes  its  current  and  effective  yield quotations and Class A shares of the Municipal Fund calculate their tax-equivalent yield using standardized methods required by the SEC. A fund's current yield is based on a recently ended seven-day period, computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one share of such class at the beginning of the period, subtracting a hypothetical charge reflecting deductions from that shareholder account, dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base return by (365/7), with the resulting yield figure carried to at least the nearest hundredth of one percent. A fund's effective yield, which will be slightly higher, is based on the same seven-day period by compounding the base period return by adding 1, raising the sum to a power equal to (365/7), and subtracting 1 from the result, according to the following formula:


                                                         365/7
               EFFECTIVE YIELD =[(BASE PERIOD RETURN + 1)     ]-1


         For the seven-day period ended August 31, 2001, the Money Market Fund's current and effective yields for each Class A, Class B and Class C share were 3.01% and 3.06%, respectively.


         The  Municipal   Fund  from  time  to  time   advertises  its  Class  A
tax-equivalent yield and tax-equivalent effective yield, also based on a recently ended seven-day period. These quotations are calculated by dividing that portion of the Municipal Fund's yield (or effective yield, as the case may be) that is tax-exempt by 1 minus a stated income tax rate and adding the product to that portion, if any, of the Municipal Fund's yield that is not tax-exempt, according to the following formula:

                                 E
        TAX EQUIVALENT YIELD = _____ +t
                                1 p

where E = the portion of yield that is tax-exempt, p = stated income tax rate, and t = the portion of yield that is taxable.

         For the seven-day period ended August 31, 2001, the Class A shares of the Municipal Fund's current, effective and tax equivalent (assuming the maximum Federal income tax rate of 39.1%) yields were 1.75%, 1.76% and 2.89%, respectively.


         Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yield of each class of a fund fluctuates, it cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed-to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, the average maturity of the portfolio securities and whether there are any special account charges that may reduce the yield.

         A fund's class performance data quoted in advertising and other sales communications ("Promotional Materials") represents past performance and is not intended to predict or indicate future results. The return on an investment in a class will fluctuate. In Promotional Materials, a class may compare its taxable and tax-equivalent yields with data published by Lipper Analytical Services, Inc. for money market funds ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), IBC/Donoghue's Money Market Fund Report ("Donoghue"), Wiesenberger Investment Companies Service ("Wiesenberger"), or Investment Company Data Inc. ("ICD"). A fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Donoghue, Wiesenberger or ICD. Promotional Materials also may refer to discussions of the fund and comparative mutual fund data and ratings reported in independent periodicals, including The Wall Street Journal, Money Magazine, Forbes, Business Week, Financial World, Barron's, Fortune and The New York Times.

INVESTING IN THE FUNDS

         Class A shares, Class B shares and Class C shares are sold at their next determined net asset value on Business Days. The procedures for purchasing shares of a fund are explained in the Prospectus under "How to Invest."


         For customers of Raymond James & Associates, Inc. ("RJA" or the "Distributor") or its affiliates who chose to invest in a fund, credit balances will be invested automatically. Credit balances arising from deposits made prior to the daily cashiering deadline (which varies according to branch location of the customer's account) will be credited to the brokerage account on the day of receipt. Deposits made after the daily cashiering deadline of the Distributor's office in which the deposit is made will be credited to the brokerage account on the next business day following the day of deposit.

INVESTMENT PROGRAMS

         The options below allow you to invest continually in either fund at regular intervals.

         AUTOMATED INVESTMENT

         1. Automatic Investing -- You may authorize the Manager to process a monthly draft from your personal checking account for investment into either fund. The draft is returned by your bank the same way a canceled check is returned.

         2. Direct Deposit -- If your employer participates in a direct deposit program (also known as ACH Deposits) you may have all or a portion of your payroll directed to either fund. This will generate a purchase transaction each time you are paid by your employer. Your employer will report to you the amount sent from each paycheck.

         3. Government Direct Deposit -- If you receive a qualifying periodic payment from the U.S. Government or other agency that participates in Direct Deposit, you may have all or a part of each check directed to purchase shares of either fund. The U.S. Government or agency will report to you all payments made.

         4. Automatic Exchange -- If you own shares of another Heritage Mutual Fund, you may elect to have a preset amount redeemed from that fund and exchanged into the corresponding class of shares of either fund. You will receive a statement from the other Heritage Mutual Fund confirming the redemption.

         You may change or terminate any of the above options at any time.

         RETIREMENT PLANS (MONEY MARKET FUND ONLY)

         HERITAGE IRA. An individual who earns compensation and has not reached age 70 1/2 before the close of the year generally may establish an individual retirement account ("IRA"). An individual may make limited contributions to an IRA through the purchase of shares of the Money Market Fund and/or other Heritage Mutual Funds ("Heritage IRA"). The Internal Revenue Code of 1986, as amended ("Code"), limits the deductibility of IRA contributions up to $2,000 per year ($3,000 for taxable years beginning in 2002) or $4,000 ($6,000 for taxable years beginning in 2002), if such contributions also are made for a nonworking spouse and a joint return is filed) to taxpayers who are not active participants (and whose spouses are not active participants) in employer-provided retirement plans or who have adjusted gross income below a certain level; however, a married investor who is not an active participant in such a plan and files a joint income tax return with his or her spouse (and their combined adjusted gross income does not exceed $150,000) is not affected by the spouse's active participant status. Nevertheless, the Code permits other individuals to make nondeductible IRA contributions up to the amounts specified in the preceding sentence.. In addition, individuals whose earnings (together with their spouse's earnings) do not exceed a certain level may establish a "Roth IRA" and/or a "Coverdell Education Savings Account"); although contributions to these types of accounts are nondeductible, withdrawals from them will not be taxable under certain circumstances. A Heritage IRA also may be used for certain "rollovers" from qualified benefit plans and from section 403(b) annuity plans. For more detailed information on the Heritage IRA, please contact the Manager.

         OTHER QUALIFIED PLANS. Shares of the Money Market Fund may be purchased as an investment for self-directed IRAs, simplified employee pension plans ("SEPs"), savings incentive match plans for employees ("SIMPLEs") and other retirement plan accounts. Shares of the fund also may be used as the investment medium for qualified plans (defined benefit or defined contribution plans established by corporations, partnerships or sole proprietorships).

Contributions to qualified plans may be made (within certain limits) on behalf of the employees, including owner-employees, of the sponsoring entity. It will not be advantageous to hold shares of the Municipal Fund in an IRA or other retirement plans


         CHOOSING A CLASS OF SHARES. If you are investing in the Money Market Fund, you can choose from three classes of fund shares, Class A shares, Class B shares and Class C shares. The primary purpose for investing in Class B or Class C shares is to take advantage of the Money Market Fund exchange privilege into shares of another Heritage Mutual Fund. If you do not intend to exchange Money Market Fund shares for Class B or Class C shares of another Heritage Mutual Fund, then you should purchase Class A shares. If you do intend to exchange such shares, you should decide which class to choose carefully based on:

         o    the amount you wish to invest,
         o    the different sales charges that apply to each share class,
         o    whether you qualify for any reduction or waiver of sales charges,
         o    the length of time you plan to keep the investment, and
         o    the class expenses.


         CLASS A SHARES. You may purchase Class A shares at net asset value with no initial sales charge when you purchase shares of the fund or a "contingent deferred" sales charge when you sell your shares. Class A shares are subject to ongoing Rule 12b-1 fees of up to 0.15% of their average daily net assets. These fees are the same for Class B and Class C shares.

         If you choose to invest in Class A shares, you will pay a sales charge only if you exchange your shares for Class A shares of another Heritage Mutual Fund. However, if the shares being exchanged were themselves acquired by the exchange of another Heritage Mutual Fund, then no initial sales charge would be imposed.


         If you buy $1 million or more of Class A shares of another Heritage Mutual Fund, the Manager may pay from its own resources to the Distributor up to 1.00% of the purchase amount on the first $3 million and 0.80% on assets thereafter. In addition, the Manager will retain Rule 12b-1 fees for an 18-month period. However, if you redeem those shares within that period you may be subject to a 1% CDSC. The 18-month period is calculated based on the period of time Class A shares were held in another Heritage Mutual Fund; any time you held Class A Shares of the Money Market Fund will not be counted for purposes of calculating the CDSC. The CDSC imposed on redemptions of these shares will be calculated based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSC may be waived as described below.


         Contact Heritage at (800) 421-4184 or your financial advisor for a prospectus of the Heritage Mutual Funds.

         CLASS B SHARES. You may purchase Class B shares at net asset value with no initial sales charge. As a result, the entire amount of your purchase is invested immediately. However, if you sell shares within 6 years of purchase, you may be required to pay a CDSC at the time of sale of up to 5.00%. You would not have to pay a CDSC when you sell your shares if you initially purchased Class B shares of the Money Market Fund and never exchanged those shares for Class B shares of another Heritage Mutual Fund. Class B shares are subject to ongoing Rule 12b-1 fees of up to 0.15% of their average daily net assets. This Rule 12b-1 fee is the same for Class A and Class C shares.

         If you choose to invest in Class B shares, you may pay a sales charge if you sell those shares within 6 years of purchase. The 6-year period is calculated based on the period of time Class B shares were held in another Heritage Mutual Fund; any time those shares were held in the Money Market Fund will not be counted for purposes of calculating the CDSC. The CDSC imposed on sales of Class B shares will be calculated by multiplying the original purchase cost or the current market value of the shares being sold, whichever is less, by the percentage shown on the following chart. The CDSC will decline at the anniversary of your purchase. The longer you hold the shares, the lower the rate of the CDSC. The CDSC may be waived as described below.

                                     CLASS B DEFERRED CHARGES
                -------------------------------------------------------------
                REDEMPTION DURING                   CDSC ON SHARES BEING SOLD
                -----------------                   -------------------------
                1st year                            5%
                2nd year                            4%
                3rd year                            3%
                4th year                            3%
                5th year                            2%
                6th year                            1%
                After 6 years                       0%


         CLASS C SHARES. You may purchase Class C shares at net asset value with no initial sales charge. As a result, the entire amount of your purchase is invested immediately. However, if you sell the shares less than 1 year after purchase, you may pay a CDSC at the time of sale of 1.00%. You would not have to pay a CDSC when you sell your shares if you initially purchased Class C shares of the Money Market Fund and never exchanged those shares for Class C shares of another Heritage Mutual Fund.

         The 1-year period is calculated based on the period of time Class C shares were held in another Heritage Mutual Fund; any time you held Class C shares of the Money Market Fund will not be counted for purposes of calculating the CDSC. The CDSC imposed on sales of Class C shares will be calculated based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSC may be waived as described below.

         Class C shares are subject to ongoing Rule 12b-1 fees of up to 0.15% of their average daily net assets. This Rule 12b-1 fee is the same for Class A and Class B shares. Class C shares do not convert to any other class of shares.

         SALES CHARGE REDUCTIONS AND WAIVERS


         We offer ways to reduce or eliminate the CDSC on Class A, Class B and Class C shares. If you think you are eligible, contact the Manager or your financial advisor for further information.


         CDSC WAIVERS. The CDSC for Class A shares, Class B shares and Class C shares currently is waived if the shares are sold:

         o    to make certain distributions from retirement plans,

         o because of shareholder death or disability (including shareholders who own shares in joint tenancy with a spouse),
         o    to  make  payments   through   certain  sales  from  a  Systematic
              Withdrawal Plan of up to 12% annually of the account balance at the beginning of the plan, or
         o to close out shareholder accounts that do not comply with the minimum balance requirements.


         REINSTATEMENT PRIVILEGE. If you sell shares of a Heritage Mutual Fund, you may reinvest some or all of the sales proceeds up to 90 days later in the same share class of any Heritage Mutual Fund without incurring additional sales charges. If you paid a CDSC, the reinvested shares will have no holding period requirement. You must notify your fund if you decide to exercise this privilege.





CONVERSION OF CLASS B SHARES





         Class B shares of the Money Market Fund automatically will convert to Class A shares of that fund, based on the relative net asset values per share of the two classes (normally $1.00 for each Class), eight years after the end of the calendar month in which the shareholder's order to purchase the Class B shares was accepted. For these purposes the date of purchase order acceptance means (1) the date on which the Class B shares were issued or (2) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were issued. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a PRO RATA portion of the Class B shares in the sub-account also will convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends.





         The conversion feature is subject to the continuing availability of an opinion of counsel to the effect that the dividends paid on Class A shares and Class B shares will not result in "preferential dividends" under the Code and the conversion of shares does not constitute a taxable event. If the conversion feature ceased to be available, the Class B shares would not be converted and would continue to be subject to the higher ongoing expenses of the Class B shares beyond eight years from the date of purchase. The Manager has no reason to believe that this condition for the availability of the conversion feature will not be met.


REDEEMING SHARES



         RECEIVING PAYMENT


         If a request for redemption is received by a fund before the closing of regular trading on the Exchange (usually 4:00 p.m. Eastern time) on a day on which the Exchange is open for business, or such other day designated by a fund if, in its discretion, the fund accepts redemptions on days when the Exchange is closed, the shares will be redeemed at the net asset value per share determined as of 4:00 p.m. Eastern time, minus any applicable CDSC for Class B shares and Class C shares. Requests for redemption received by the fund after 4:00 p.m. Eastern time will be executed at the net asset value determined as of 4:00 p.m. Eastern time on the next trading day on the Exchange, minus any applicable CDSC for Class B shares and Class C shares. Each fund reserves the right to accept and execute orders to redeem at such other time as designated by the fund if it accepts orders on days when the Exchange is closed.


         If shares of a fund are redeemed by a shareholder through the Distributor, a participating dealer or participating bank ("Financial Advisor"), the redemption is settled with the shareholder as an ordinary transaction. If a request for redemption is received in good order (as described below) before the close of regular trading on the Exchange, shares will be redeemed at the net asset value per share determined on that day, minus any applicable CDSC for Class B shares and Class C shares. Requests for redemption received after the close of regular trading on the Exchange will be executed on the next trading day. Payment for shares redeemed normally will be made by the fund to the Distributor or a Financial Advisor by the third day after the day the redemption request was made, provided that certificates for shares have been delivered in proper form for transfer to the fund or, if no certificates have been issued, a written request signed by the shareholder has been provided to the Distributor or a Financial Advisor prior to settlement date.

         Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the shareholder of record making the request for redemption. Questions concerning the redemption of fund shares can be directed to the Distributor, a Financial Advisor or to the Manager.


         A redemption request will be considered to be received in "good order" if:


         o the number or amount of shares and the class of shares to be redeemed and shareholder account number have been indicated;

         o any written request is signed by a shareholder and by all co-owners of the account with exactly the same name or names used in establishing the account;

         o any written request is accompanied by certificates representing the shares that have been issued, if any, and the certificates have been endorsed for transfer exactly as the name or names appear on the certificates or an accompanying stock power has been attached; and

         o the signatures on any written redemption request of $50,000 or more and on any certificates for shares (or an accompanying stock power) have been guaranteed by a national bank, a state bank that is insured by the FDIC, a trust company or by any member firm of the New York, American, Boston, Chicago, Pacific or Philadelphia Stock Exchanges. Signature guarantees also will be accepted from savings banks and certain other financial institutions that are deemed acceptable by Heritage, as transfer agent, under its current signature guarantee program.

         The Trust has the right to suspend redemption or postpone payment at times when the Exchange is closed (other than customary weekend or holiday closings) or during periods of emergency or other periods as permitted by the Securities and Exchange Commission. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the net asset value next determined, less any applicable CDSC, after the suspension is lifted. If a redemption check remains outstanding after six months, the Manager reserves the right to redeposit those funds into your account.

         TELEPHONE TRANSACTIONS

         Shareholders may redeem shares by placing a telephone request to either fund. The Trust, Manager, Distributor and their Trustees, directors, officers and employees are not liable for any loss arising out of telephone instructions they reasonably believe are authentic. In acting upon telephone instructions, these parties use procedures that are reasonably designed to ensure that such instructions are genuine, such as (1) obtaining some or all of the following information: account number, name(s) and social security number(s) registered to the account, and personal identification; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner. If the Trust, Manager, Distributor and their Trustees, directors, officers and employees do not follow reasonable procedures, some or all of them may be liable for any such losses.

         SYSTEMATIC WITHDRAWAL PLAN

         Shareholders may elect to make systematic withdrawals from a fund account of a minimum of $50 on a periodic basis. The amounts paid each period are obtained by redeeming sufficient shares from an account to provide the withdrawal amount specified. The Systematic Withdrawal Plan currently is not available for shares held in an IRA, Section 403(b) annuity plan, defined contribution plan, SEP or other retirement plan, unless the shareholder establishes to the Manager's satisfaction that withdrawals from such an account may be made without imposition of a penalty. Shareholders may change the amount to be paid without charge not more than once a year by written notice to the Distributor or the Manager.

         Redemptions will be made at net asset value determined as of the close of regular trading on the Exchange on a day of each month selected by the shareholder, or such other day designated by a fund, if, in its discretion, the fund accepts redemptions on days when the Exchange is closed, or a day of the last month of each period chosen by the shareholder, whichever is applicable. Systematic withdrawals of Class B shares may be charged a CDSC based on the amount of time such Class B shares were held in a Heritage Mutual Fund, excluding the time such shares were held in the Money Market Fund, which is deemed a B Share Holding Period. Systematic withdrawals of Class C shares may be charged a CDSC of 1% if such shares were held for less than one year, which is deemed a C Share Holding Period. If the Exchange is not open for business on that day, the shares will be redeemed at net asset value determined as of the close of regular trading on the Exchange on the preceding Business Day, minus any applicable CDSC for Class B shares and Class C shares. If a shareholder elects to participate in the Systematic Withdrawal Plan, dividends on all shares in the account must be reinvested automatically in fund shares. A shareholder may terminate the Systematic Withdrawal Plan at any time without charge or penalty by giving written notice to the Manager or the Distributor. Each fund, the Manager as transfer agent, and the Distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

         Withdrawal payments are treated as a sale of shares rather than as a dividend. These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold. If the periodic withdrawals exceed reinvested dividends, the amount of the original investment may be correspondingly reduced.

         A fund will not knowingly accept purchase orders from shareholders for additional shares if they maintain a Systematic Withdrawal Plan unless the purchase is equal to at least one year's scheduled withdrawals. In addition, a shareholder who maintains such a Plan may not make periodic investments under a fund's Automatic Investment Plan.


         APPLICATION OF CDSC

         To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC. There is no CDSC on shares acquired through reinvestment of dividends and other distributions. However, any period of time you held Class B or Class C shares of the Money Market Fund will not be counted for purposes of calculating the CDSC. Class B shares and Class C shares of the Money Market Fund obtained through an exchange from another Heritage Mutual Fund are subject to any applicable CDSC due at redemption.


         The CDSC for Class A shares, Class B shares and Class C shares currently is waived for: (1) any partial or complete redemption in connection with a distribution without penalty under section 72(t) of the Code, from a qualified retirement plan, including a self-employed individuals retirement plan (a so-called "Keogh Plan") or IRA upon attaining age 70 1/2; (2) any redemption resulting from a tax-free return of an excess contribution to a qualified employer retirement plan or an IRA; (3) any partial or complete redemption following death or disability (as defined in section 72(m)(7) of the Code) of a shareholder (including one who owns the shares as joint tenant with his spouse) from an account in which the deceased or disabled is named, provided the redemption is requested within one year of the death or initial determination of disability; (4) certain periodic redemptions under the Systematic Withdrawal Plan from an account meeting certain minimum balance requirements, in amounts representing certain maximums established from time to time by the Distributor (currently a maximum of 12% annually of the account balance at the beginning of the Systematic Withdrawal Plan); or (5) involuntary redemptions by a Fund of Class A shares or Class B shares or Class C shares in shareholder accounts that do not comply with the minimum balance requirements. The Distributor may require proof of documentation prior to waiver of the CDSC described in sections (1) through (4) above, including distribution letters, certification by plan administrators, applicable tax forms or death or physicians' certificates.

         REDEMPTIONS IN KIND

         Each fund is obligated to redeem shares for any shareholder for cash during any 90-day period up to $250,000 or 1% of the fund's net asset value, whichever is less. Any redemption beyond this amount also will be in cash unless the Board determines that further cash payments will have a material adverse effect on remaining shareholders. In such a case, a fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as the fund determines net asset value. The portfolio instruments will be selected in a manner that the Board deems fair and equitable. A redemption in kind is not as liquid as a cash redemption. If a redemption is made in kind, a shareholder receiving portfolio instruments and selling them before their maturity could receive less than the redemption value thereof and could incur certain transaction costs.

EXCHANGE PRIVILEGE

         Shareholders who have held Money Market Fund shares for at least 30 days may exchange some or all of their Class A shares, Class B shares or Class C shares for shares of the corresponding classes of any other Heritage Mutual Fund. Exchanges of Class A shares that have not been subject to a front-end sales charge will be subject to a sales charge upon exchange. No CDSC is imposed when Class B shares and Class C shares are exchanged for the corresponding class of shares of other Heritage Mutual Funds. All exchanges will be based on the respective net asset values of the Heritage Mutual Funds involved. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Heritage Mutual Fund whose shares are being exchanged of (1) proper instructions and all necessary supporting documents as described in such fund's prospectus or (2) a telephone request for such exchange in accordance with the procedures set forth in the prospectus and below.

         Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange. For a discussion of limitation of liability of certain entities, see "Telephone Transactions."

         Telephone exchanges can be effected by calling the Manager at 800-421-4184 or by calling a Financial Advisor. In the event that a shareholder or his Financial Advisor is unable to reach the Manager by telephone, a telephone exchange can be effected by sending a telegram to Heritage Asset Management, Inc., attention: Shareholder Services. Telephone or telegram requests for an exchange received by a fund before 4:00 p.m. Eastern time will be effected at 4:00 p.m. Eastern time on that day. Requests for an exchange received after the close of regular trading will be effected on the Exchange's next trading day. Due to the volume of calls or other unusual circumstances, telephone exchanges may be difficult to implement during certain time periods.




TAXES

         GENERAL. Each fund is treated as a separate corporation for Federal tax purposes and intends to continue to qualify for favorable tax treatment as a regulated investment company under the Code ("RIC"). To do so, a fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income and net short-term capital gain, if any, determined without regard to the dividends-paid deduction) plus, in the case of the Municipal Fund, its net interest income excludable from gross income under section 103(a) of the Code, and must meet several additional requirements. With respect to each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income derived with respect to its business of investing in securities; (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

         By qualifying for treatment as a RIC, a fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income that it distributes to its shareholders. If either fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including distributions that otherwise would qualify as "exempt-interest dividends" described under "Municipal Fund" below, as dividends (that is, ordinary income) to the extent of the fund's earnings and profits. In addition, a fund could be required to pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

         Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

         Shareholders (except for qualified retirement plans and accounts and other tax-exempt investors in the Money Market Fund) will be subject to Federal income tax on taxable dividends whether received as cash or in additional fund shares. No portion of any dividend paid by either fund is eligible for the dividends-received deduction available to corporations. Because each fund invests primarily for income and normally holds portfolio instruments to maturity, neither fund is expected to realize long-term capital gains. Shareholders should consult their own tax advisers regarding the status of their investment in either fund under state and local tax laws.

         MUNICIPAL FUND. Dividends paid by the Municipal Fund will qualify as "exempt-interest dividends," and thus will be excludable from gross income by its shareholders, if it satisfies the additional requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under Code section 103(a); the Municipal Fund intends to continue to satisfy this requirement. The aggregate amount designated for any year by the Municipal Fund as exempt-interest dividends may not exceed its excludable interest for the year less certain amounts disallowed as deductions.

         Interest on indebtedness incurred or continued by a shareholder to purchase or carry Municipal Fund shares is not deductible for Federal income tax purposes.

         Tax-exempt interest attributable to certain private activity bonds ("PABs") (including, in the case of the Municipal Fund, a proportionate part of the exempt-interest dividends it pays) is an item of tax preference for purpose of the AMT. Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to the AMT without regard to whether the Municipal Fund's tax-exempt interest was attributable to those bonds. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by PABs should consult their tax advisers before purchasing Municipal Fund shares because, for users of certain of these facilities, the interest on those bonds is not exempt from Federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of PABs.


         Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the Municipal Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the

Municipal Fund still are tax-exempt to the extent described above; they are only included in the calculation of whether a recipient's income exceeds the established amounts.


         If the Municipal Fund invests in any instruments that generate taxable income, under the circumstances described in the Prospectus, the portion of any dividend attributable to the interest earned thereon will be taxable to that fund's shareholders as ordinary income to the extent of its earnings and profits, and only the remaining portion will qualify as an exempt-interest dividend. Moreover, if the Municipal Fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders. There also may be collateral Federal income tax consequences regarding the receipt of tax-exempt dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies. A shareholder falling into any of these categories should consult its tax adviser concerning its investment in Municipal Fund shares.

         The exemption of certain interest income for Federal income tax purposes does not necessarily result in exemption thereof under the income or other tax laws of any state or local taxing authority. A shareholder of the Municipal Fund may be exempt from state and local taxes on distributions of interest income derived from obligations of the state and/or municipalities of the state in which he or she is a resident but generally will be taxed on income derived from obligations of other jurisdictions.




SHAREHOLDER INFORMATION

         Each share of a fund gives the shareholder one vote in matters submitted to shareholders for a vote, except that, in matters affecting only one fund, only shares of that fund are entitled to vote. Each class of shares of the Money Market Fund has equal voting rights, except that, in matters affecting only a particular class, only shares of that class are entitled to vote. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or a fund's operation and for the election of Trustees under certain circumstances. Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the Trust's outstanding shares.

TRUST INFORMATION

         MANAGEMENT OF THE TRUST

         BOARD OF TRUSTEES. The business affairs of each fund are managed by or under the direction of the Trust's Board. The Trustees are responsible for managing the funds' business affairs and for exercising all the funds' powers except those reserved to the shareholders. A Trustee may be removed by the other Trustees or a two-thirds vote of the outstanding Trust's shares.


         BACKGROUND OF TRUSTEES AND OFFICERS. The following is a list of the Trustees and officers of the Trusts with their addresses, principal occupations and present positions, including any affiliation with Raymond James Financial, Inc. ("RJF"), Raymond James & Associates, Inc. ("RJA") or the Manager, the length of service to the Trust, and the position, if any, that they hold on the board of directors/trustees of companies other than the Trust. Each Trustee of the Trust also serves as Trustee on the Boards of four other investment companies in the Heritage Mutual Fund complex: Heritage Capital Appreciation Trust, Heritage Growth and Income Trust, Heritage Income Trust, and Heritage Series Trust, consisting of a total of thirteen portfolios.

                                                Position, Term of            Principal Occupation
                                                Office and Length     During Past Five Years and Current
                 Name                             of Time Served                Directorships
                 ----                             --------------                -------------
INTERESTED TRUSTEES                                  TERM:
                                                   Lifetime of
                                                Trust until removal,
                                                   resignation or
                                                    retirement**

Thomas A. James* (59)                           Trustee since 1985   Chairman of the Board since 1986 and Chief Executive
880 Carillon Parkway                                                 Officer since 1969 of RJF; Chairman of the Board of
St. Petersburg, FL  33716                                            RJA since 1986; Chairman of the Board of Eagle Asset
                                                                     Management, Inc. ("Eagle") since 1984 and Chief
                                                                     Executive Officer of Eagle, 1994 to 1996.

Richard K. Riess* (52)                           President since     Executive Vice President and Managing Director for
880 Carillon Parkway                             2000 and Trustee    Asset Management of RJF since 1998, Chief Executive
St. Petersburg, FL  33716                           since 1985       Officer of Eagle since 1996, Chief Executive Officer
                                                                     of Heritage since 2000; President of Eagle, 1995 to
                                                                     2000.


DISINTERESTED TRUSTEES                               TERM:
                                                   Lifetime of
                                                   Trust until
                                                     removal,
                                                  resignation or
                                                   retirement**



                                       25

Donald W. Burton (57)                           Trustee since 1987   President of South Atlantic Capital Corporation
614 W. Bay Street                                                    (venture capital) since 1981.
Suite 200
Tampa, FL  33606



C. Andrew Graham (61)                             Trustee since      Graham Financial Partners, LLC (insurance and
Graham Financial Partners, LLC                         1985          investment services) since 1999; Representative of
3200 Cherry Creek Drive South                                        Mutual Service Corporation (broker-dealer) since
Suite 200                                                            2001; Representative of Multi-Financial Securities
Denver, CO  80209                                                    Corp. (broker-dealer) 1996 to 2001; Vice President
                                                                     of Financial Designs Ltd. 1996 to 1999.

David M. Phillips (63)                            Trustee since      Executive in Residence, University of North
1035 Ocean Ridge Drive                                 1985          Carolina-Wilmington; Chairman Emeritus of
Wilmington, NC  28405                                                CCC Information Services, Inc.

Eric Stattin (68)                               Trustee since 1987   Litigation Consultant/ Expert Witness and private
1975 Evening Star Drive                                              investor since 1988.
Park City, Utah 84060

James L. Pappas (58)                            Trustee since 1989   Lykes Professor of Banking and Finance since 1986 at
16303 Villarreal de Avila                                            University of South Florida; Dean of College of
Tampa, FL  33613                                                     Business Administration 1987 to 1996; President,
                                                                     Graduate School of Banking since 1996; Trustee and
                                                                     Vice Chairman of the Board, Tampa Museum of Art


           OFFICERS                                   TERM:
                                                     One year


K.C. Clark (43)                                   Executive Vice     Executive Vice President and Chief Operating Officer
880 Carillon Parkway                              President and      of Heritage Mutual Funds since 2000; Senior Vice
St. Petersburg, FL  33716                      Principal Executive   President - Operations and Administration of
                                                Officer since 2000   Heritage Mutual Funds, 1998 to 2000; Vice President
                                                                     - Operations and Administration of Heritage Mutual
                                                                     Funds, 1993 to 1998.



                                       26

H. Peter Wallace (55)                             Vice President     Senior Vice President and Director of Fixed Income
880 Carillon Parkway                                since 1993       Investments of the Manager since 1993.
St. Petersburg, FL  33716]
Donald H. Glassman (44)                        Treasurer since 1989  Treasurer of the Manager since 1989; Treasurer of
880 Carillon Parkway                                                 Heritage Mutual Funds since 1989.
St. Petersburg, FL  33716
Clifford J. Alexander (58)                     Secretary since 1985  Partner, Kirkpatrick & Lockhart LLP (law firm).
1800 Massachusetts Ave.
Washington, DC  20036

Robert J. Zutz (48)                                 Assistant        Partner, Kirkpatrick & Lockhart LLP (law firm).
1800 Massachusetts Ave.                        Secretary since 1989
Washington, DC  20036
                                                    Assistant        Assistant Supervisor of Operations from 1997 to
Deborah A. Malina (34)                         Secretary since 2000  2000; Compliance Administrator of Heritage since 2000
880 Carillon Parkway
St. Petersburg, FL  33716

-------------------------------

* Messrs. James and Riess are "interested" persons of the Trust as that term is defined by the 1940 Act. Mr. James is affiliated with RJA and RJF. Mr. Riess is affiliated with the Manager and RJF.

** The Board has adopted a retirement policy that requires Trustees to retire at the age of 72 for those Trustees in office prior to August 2000, and at the age 70 for those Trustees who are elected to office after August 2000.

            The Trust has an Audit Committee, consisting of Messrs. Burton and Pappas. The members of the Audit Committee are not "interested" persons of the Trust (as defined in the 1940 Act). The primary responsibilities of the Trust's Audit Committee are, as set forth in its charter, to make recommendations to the Board Members as to: the engagement or discharge of the Trust's independent auditors (including the audit fees charged by auditors); the supervision of investigations into matters relating to audit matters; the review with the independent auditors of the results of audits; and addressing any other matters regarding audits. The Audit Committee met twice time during the last fiscal year.

            The Trust also has a Nominating Committee, consisting of Messrs. Burton, Graham, Pappas, Phillips and Stattin, each of who is a disinterested member of the Board. The primary responsibilities of the Nominating Committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating Committee also evaluates and nominates Board member candidates. The Nominating Committee did not meet during the last fiscal year.

         The following table shows the amount of equity securities in the funds and in the other Heritage Mutual Funds owned by the Trustees as of the calendar year ended December 31, 2000:

Name of Trustee                 Dollar Range of              Dollar Range of              Dollar Range of
---------------                 Equity Securities            Equity Securities            Equity Securities
                                in the                       in the                       in the Heritage
                                Money Market Fund            Municipal Market Fund        Family of Funds
                                -----------------            ---------------------        ---------------
INTERESTED TRUSTEES:

   Thomas A. James              $50,001-$100,000             None                         Over $100,000

   Richard K. Riess             Over $100,000                None                         Over $100,000

 DISINTERESTED TRUSTEES:

   Donald W. Burton             None                         None                         None

   C. Andrew Graham             None                         None                         None

   James L. Pappas              Over $100,000                None                         Over $100,000

   David M. Phillips            $1-$10,000                   None                         Over $100,000

   Eric Stattin                 None                         None                         None

         Mr. Pappas' son-in-law has been employed by RJF during the last two fiscal years.


         The Trustees and officers of the Trust, as a group, own less than 1% of the funds' shares outstanding. The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.


         The Trust currently pays Trustees who are not employees of the Manager or its affiliates $2,769 annually and $462 per meeting of the Board. Trustees also are reimbursed for any expenses incurred in attending meetings. Because the Manager and other unaffiliated service providers perform substantially all of the services necessary for the operation of the Trust, the Trust requires no employees. No officer, director or employee of the Manager receives any compensation from the Trust for acting as a director or officer. The following table shows the compensation earned by each Trustee for the fiscal year ended August 31, 2001:

                               COMPENSATION TABLE

                                                        Pension or Retirement                       Total Compensation From
                                       Aggregate         Benefits Accrued as     Estimated Annual      the Trust and the
         Name of Person,             Compensation            Part of the          Benefits Upon    Heritage Family of Funds*
              Position              From the Trust         Trust's Expenses         Retirement          Paid to Trustees
              --------              --------------         ----------------         ----------          ----------------
 INTERESTED TRUSTEES:

    Thomas A. James                       $0                      $0                    $0                     $0

    Richard K. Riess                      $0                      $0                    $0                     $0

 DISINTERESTED TRUSTEES:

    Donald W. Burton                    $4,295                    $0                    $0                  $27,917



                                       28

    C. Andrew Graham                    $4,295                    $0                    $0                  $27,917

    James L. Pappas                     $4,295                    $0                    $0                  $27,917

    David M. Phillips                   $4,295                    $0                    $0                  $27,917

    Eric Stattin                        $4,295                    $0                    $0                  $27,917

------------------

* The Heritage Mutual Funds consist of five separate registered investment companies, including the Trust, which include thirteen portfolios.


         FIVE PERCENT SHAREHOLDERS


         As of October 15, 2001, the following shareholders owned of record, or were known by the Trust to own beneficially, five percent or more of the outstanding Class B or Class C shares of the Money Market Fund. There were no shareholders who owned of record or were know by the Trust to own beneficially five percent or more of the outstanding Class A shares of either Fund.

CLASS B SHARES
Raymond James Associates, Inc., CSDN                 9.8%
CUST     Roland B. Orle, IRA
605 Stoneykirk Circle
Reed Spring, MI  65737

Raymond James Associates, Inc., CSDN                 5.8%
Ruth E. Tyler, IRA
83 Murillo Lane
Hot Springs Village, AR  71909

Wayne W. Wyman and                                   7.2%
Lois E. Wyman, JT WROS
2172 Luce Avenue S.W.
Grand Rapids, MI  49544

Donald Lufkin & Jenrette Securities Corp. Inc.       27.4%
P.O. Box 2052
Jersey City, NJ  07303

CLASS C SHARES
Ronald J. Bowers                                     5.3%
GDN Giles A. Hosch
P.O. Box 4407
Salisbury, North Carolina  28145


         INVESTMENT ADVISER AND ADMINISTRATOR; SUBADVISER

         The funds' investment adviser and administrator, Heritage Asset Management, Inc., was organized as a Florida corporation in 1985. All the capital stock of the Manager is owned by RJF. RJF is a holding company that, through its subsidiaries, is engaged primarily in providing customers with a wide variety of financial services in connection with securities, limited partnerships, options, investment banking and related fields.

         Under an Investment Advisory and Administration Agreement ("Advisory Agreement") dated November 13, 1985, as amended April 22, 1992, between the Trust, on behalf of the Money Market Fund and the Municipal Fund, the Manager provides each fund with investment advice and portfolio management services as well as administers the fund's non-investment affairs.

         The Manager also is obligated to furnish the funds with office space, administrative, and certain other services as well as executive and other personnel necessary for the operation of the funds. The Manager and its affiliates also pay all the compensation of those Trustees of the Trust who are employees of the Manager and its affiliates. The funds pay all of their other expenses that are not assumed by the Manager. The funds also are liable for such nonrecurring expenses as may arise, including litigation to which the funds may be a party. The funds also may have an obligation to indemnify Trustees of the Trust and its officers with respect to any such litigation.


         The Advisory Agreement was approved by the Board (including all of the Trustees who are not "interested persons" of the Manager, as defined under the 1940 Act) and by the shareholders of each fund in compliance with the 1940 Act. In renewing the Advisory Agreement, the Trustees considered, among other matters: (1) the nature and quality of services provided by the Manager, including investment performance; (2) the cost to the Manager in providing its services and its profitability; (3) whether the funds and their shareholders benefit from any economies of scale; (4) whether the Manager receives fall-out benefits that should be taken into consideration in negotiating the fee; and (5) the fees paid by comparable investment companies.


         Each Agreement provides that it will be in force for an initial two-year period and it must be approved each year thereafter by (1) a vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Manager or the applicable fund, and by
(2) the majority vote of either the full Board or the vote of a majority of the outstanding shares of each fund. The Agreement automatically terminates on assignment, and is terminable on not more than 60 days' written notice by a fund to the Manager. In addition, the Advisory Agreement may be terminated on not less than 60 days' written notice by the Manager to a fund. In the event the Manager ceases to be the manager of a fund or the Distributor ceases to be principal distributor of fund shares, the right of a fund to use the identifying name of "Heritage" may be withdrawn.

         The Manager shall not be liable to either fund or any shareholder for anything done or omitted by them, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon the Manager by the Advisory Agreement or for any loss that may be sustained in the purchase, holding or sale of any security.

         All of the officers of the Trust except for Messrs. Alexander and Zutz are officers or directors of the Manager or its affiliates. These relationships are described under "Management of the Funds."

         ADVISORY AND ADMINISTRATION FEE. The annual investment advisory and administration fee paid monthly by each fund to the Manager is based on each fund's average daily net assets as shown in the charts below.


                     MONEY MARKET FUND                                            MUNICIPAL FUND

------------------------------- ---------------------------- ---------------------------- ----------------------------
                                   Advisory Fee as % of                                      Advisory Fee as % of
Average Daily Net Assets         Average Daily Net Assets    Average Daily Net Assets      Average Daily Net Assets
------------------------------- ---------------------------- ---------------------------- ----------------------------
First $500 million                         .500%             First $250 million                      .500%
Second $500 million                        .475%             Second $250 million                     .475%
Third $500 million                         .450%             Third $250 million                      .450%
Fourth $500 million                        .425%             Fourth $250 million                     .425%
Fifth $500 million                         .400%             Over $1 billion                         .400%
Over $2.5 billion                          .375%
------------------------------- ---------------------------- ---------------------------- ----------------------------


         The Manager has contractually agreed to waive management fees to the extent that the Money Market Fund Class A, Class B and Class C expenses exceed
 .74% of the average daily net assets attributable to that class for the fiscal year ending August 31, 2002. The Manager also has contractually agreed to waive its fees for Class A shares of the Municipal Fund to the extent that expenses exceed .74% of the average daily net assets attributable to that class for the fiscal year ending August 31, 2002. The Board may increase or decrease the amount of contractual fee waivers without shareholder approval.

         For the three fiscal years ended August 31, 1999, 2000 and 2001 the Manager earned from the Money Market Fund fees of $12,586,737, $16,121,722 and $18,333,861, respectively. For the three fiscal years ended August 31, 1999, 2000 and 2001, the Manager earned from the Municipal Fund fees of $2,834,414, $3,582,847 and $3,996,576, respectively. The Manager also may recover advisory fees waived in the two previous years. The Manager reserves the right to discontinue any voluntary waiver of its fees or reimbursement to a fund in the future.


         The Manager and the Distributor also are authorized to use the fees paid to them by each fund to compensate third parties who agree to provide administrative or shareholder services to the funds. The Manager also pays potentially substantial compensation to the Distributor and/or participating dealers or banks for providing certain administrative or shareholder services to each fund, including services rendered by such parties in connection with the use of funds as brokerage account "sweep" investments.

         CLASS SPECIFIC EXPENSES. The Money Market Fund may determine to allocate certain of its expenses (in addition to distribution fees) to the specific classes of the Money Market Fund's shares to which those expenses are attributable.

         INVESTMENT SUBADVISER. Alliance Capital Management L.P. has been retained, under an investment subadvisory agreement (the "Subadvisory Agreement") dated April 22, 1992 with the Manager, as the Municipal Fund's investment subadviser. Under the Subadvisory Agreement, the Subadviser receives fees payable by the Manager equal to .125% of the fund's average daily net assets up to $100 million, .10% of average daily net assets from $100 million to $250 million and .05% of average daily net assets exceeding $250 million.

         The Subadvisory Agreement will continue in force if its continuance is approved at least annually by (1) a vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Trust or the Subadviser, and by (2) the majority vote of either the full Board or the vote of a majority of the outstanding shares of the Municipal Fund. The Subadvisory Agreement automatically terminates on assignment, and is terminable (1) on not more than 60 days' written notice by the Trust to the Manager and Subadviser, (2) on not less than 60 days' written notice by the Manager to the Subadviser and (3) on not less than 90 days' notice by the Subadviser to the Manager.

         The Subadviser shall not be liable to the Trust, the Manager or any shareholder for anything done or omitted by them, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon the Subadviser by the Subadvisory Agreement.


         For the three fiscal years ended August 31, 1999, 2000 and 2001, the Subadviser earned $444,111, $527,908 and $576,119, respectively, in investment subadvisory fees from the Manager.


         PORTFOLIO TRANSACTIONS

         Most purchases and sales of portfolio investments will be with the issuer or with major dealers in money market instruments acting as principal. Thus, the funds do not expect to pay significant brokerage commissions because money market instruments generally are traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. In transactions with underwriters, the price paid by the fund includes a disclosed, fixed commission or discount retained by the underwriter. There generally is no stated commission in the case of securities purchased from or sold to dealers, but the prices of such securities usually include an undisclosed dealer's mark-up or mark-down. The Manager or Subadviser will place all orders for the purchase and sale of portfolio securities for the funds and will buy and sell securities for the funds through a substantial number of brokers and dealers. In doing so, the Manager or the Subadviser will use its best efforts to obtain for the funds the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. Best execution, however, does not mean that a fund necessarily will be paying the lowest price or spread available. Rather the Manager or Subadviser also will take into account such factors as size of the transaction, the nature of the market for the security, the amount of commission, if any, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

         The Trustees may direct Heritage or the subadvisers to allocate a certain amount of commission business from certain funds to certain broker-dealers as consideration for the annual renewal of certain data provided by Lipper Analytical Securities Corporation (which provides information useful to the Trustees in reviewing the relationships among the funds, Heritage and the subadvisers).

         Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Board may determine, the Manager or Subadviser may consider sales of shares of the funds (and, if permitted by law, of other Heritage Mutual Funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the funds.

         DISTRIBUTION OF SHARES

         DISTRIBUTOR. Raymond James & Associates, Inc., P.O. Box 33022, St. Petersburg, Florida, 33733, serves as distributor of the funds' shares.

         The Distributor and Financial Advisors with whom the Distributor has entered into dealer agreements offer shares of the funds as agents on a best efforts basis and are not obligated to sell any specific amount of shares. Pursuant to its Distribution Agreements with the funds, the Distributor bears the cost of making information about the funds available through advertising, sales literature and other means, the cost of printing and mailing prospectuses to persons other than shareholders, and salaries and other expenses relating to selling efforts. The funds pay the cost of registering and qualifying their shares under state and federal securities laws and typesetting of their
prospectuses   and   printing   and   distributing   prospectuses   to  existing
shareholders.


         As compensation for the services provided and expenses borne by the Distributor pursuant to a Distribution Agreement, each class of each fund will pay the Distributor a distribution fee in accordance with the Distribution Plan described below. The distribution fee is accrued daily and paid monthly, and currently is equal on an annual basis to 0.15% of average daily net assets of each class of each fund. For the fiscal year ended August 31, 2001, these fees amounted to $6,578,625 for the Class A shares of Money Market Fund and $1,278,682 for Class A shares of the Municipal Fund. For the same period, these fees amounted to $2,119 and $2,801, respectively, for the Class B shares and Class C shares of the Money Market Fund. All of these fees were used by the funds for payments to the Distributor.


         In reporting amounts expended for the Money Market Fund under the Distribution Plan to the Board, the Distributor will allocate expenses attributable to the sale of Class A shares, Class B shares and Class C shares to the applicable class based on the ratio of sales of shares of that class to the sales of all Money Market Fund shares. The fees paid by one class of shares will not be used to subsidize the sale of any other class of shares.


         The Trust has adopted a separate Distribution Plan on behalf of each class of the Money Market fund ("Class A Plan," "Class B Plan" and "Class C Plan," each a "Plan") that, among other things, permits each fund to pay the Distributor the monthly distribution fee out of its net assets. The Class A and Class C Plans were approved by the initial shareholder of each fund. The Class B Plan was approved upon the offering of Class B shares, January 2, 1998. In addition, the Board, including a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Agreement (the "Independent Trustees"), approved each Plan after determining that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders by enabling the fund to increase its assets and thereby realize economies of scale and its diversification goals.


         Each Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the funds. The Board reviews quarterly a written report of Plan costs and the purposes for which such costs have been incurred. A Plan may be amended by vote of the Board, including a majority of the votes of the Independent Trustees cast in person at a meeting called for such purpose. Any change in a Plan that would materially increase the distribution cost to a class of a fund requires shareholder approval of that class.

         The Distribution Agreement may be terminated at any time on 60 days' written notice without payment of any penalty by either party. The Trust may effect such termination by vote of a majority of the outstanding voting securities of the Trust or by vote of a majority of the Independent Trustees. For so long as the Class A Plan, Class B Plan or the Class C Plan is in effect, selection and nomination of the Independent Trustees shall be committed to the discretion of such disinterested persons.

         The Distribution Agreement and each of the above-referenced Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (1) by the vote of a majority of the Independent Trustees and (2) by the vote of a majority of the entire Board cast in person at a meeting called for that purpose.

         ADMINISTRATION OF THE FUNDS

         ADMINISTRATIVE, FUND ACCOUNTING AND TRANSFER AGENT SERVICES. The Manager, subject to the control of the Board, will manage, supervise and conduct the administrative and business affairs of the funds; furnish office space and equipment; oversee the activities of the Subadviser and State Street Bank and Trust Company, the funds' custodian; and pay all salaries, fees and expenses of those officers and Trustees of the Trust who are affiliated with the Manager. The Manager also will provide certain shareholder servicing activities for customers of the funds.


         The Manager also is the fund accountant and transfer and dividend disbursing agent for each fund. Each fund pays the Manager the Manager's cost plus ten percent for its services as fund accountant and transfer and dividend disbursing agent. For the three fiscal years ended August 31, 1999, 2000 and 2001, the Manager earned $52,415, $54,133 and $60,025, respectively, from the Money Market Fund for its services as fund accountant. For the three fiscal years ended August 31, 1999, 2000 and 2001 the Manager earned $50,104, $58,516 and $66,283, respectively, for such services from the Municipal Fund.


         CUSTODIAN. State Street Bank and Trust Company, P.O. Box 1912, Boston, Massachusetts 02105, serves as custodian of the funds' assets and provides portfolio accounting and certain other services.

         LEGAL COUNSEL. Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036, serves as counsel to the Trust.

         INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS. PricewaterhouseCoopers LLP, 400 North Ashley Street, Suite 2800, Tampa, Florida 33602, are the independent certified public accountants for the Trust. The Financial Statements of the funds that appear in this SAI have been audited by PricewaterhouseCoopers LLP and are included herein in reliance upon the reports of said firm of accountants, which is given upon their authority as experts in accounting and auditing.

         POTENTIAL LIABILITY

         Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation or instrument the Trust or its Board enters into or signs. In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

                                    APPENDIX

DESCRIPTION OF SECURITIES RATINGS

         COMMERCIAL PAPER

         MOODY'S. Moody's evaluates the salient features that affect a commercial paper issuer's financial and competitive position. Its appraisal includes, but is not limited to, the review of such factors as: quality of management, industry strengths and risks, vulnerability to business cycles, competitive position, liquidity measurements, debt structure, operating trends and access to capital markets. Differing degrees of weight are applied to these factors as deemed appropriate for individual situations.

         Commercial paper issuers rated "Prime-1" are judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protection elements may change over the intermediate or long term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Issuers in the commercial paper market rated "Prime-2" are of high quality. Protection for short-term note holders is issued with liquidity and value of current assets as well as cash generation in sound relationship to current indebtedness. They are rated lower than the best commercial paper issuers because margins of protection may not be as large or because fluctuations of protective elements over the near or intermediate term may be of greater amplitude. Temporary increases in relative short and overall debt charge may occur. Alternate means of financing remain assured.

         STANDARD & POOR'S. S&P describes its highest ("A") rating for commercial paper as follows, with the numbers 1, 2, and 3 being used to denote relative strength within the "A" classification. Liquidity ratios are adequate to meet cash requirements. Long-term senior debt rating should be "A" or better; in some instances "BBB" credits may be allowed if other factors outweigh the "BBB." The issuer should have access to at least two additional channels of borrowing. Basic earnings and cash flow should have an upward trend, with allowances made for unusual circumstances. Typically, the issuer's industry should be well established and the issuer should have a strong position within its industry. The reliability and quality of management should be unquestioned.

         CORPORATE DEBT

         MOODY'S. Moody's describes its investment grade highest ratings for corporate bonds as follows: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

         STANDARD & POOR'S. S&P describes its investment grade ratings for corporate bonds as follows: Ratings of AAA are the highest assigned by S&P to debt obligations and indicate an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high quality obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

DESCRIPTION OF MUNICIPAL SECURITIES

         Municipal Notes generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:


         Project notes, which carry a U.S. Government guarantee, are issued by public bodies ("local issuing agencies") created under the laws of a state, territory or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

         Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of, and are payable from, seasonal tax revenues, such as income, sales, use and business taxes.

         Revenue anticipation notes are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing Programs.

         Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

         Construction loan notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association or the Government National Mortgage Association.

         Tax-Exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

         Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

         General obligation bonds are issued by such entities as states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

         Revenue bonds generally are secured by the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

         Industrial development bonds are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

DESCRIPTION OF MUNICIPAL SECURITIES RATINGS

MOODY'S

         Municipal Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make long-term risks appear somewhat larger than in Aaa securities.

         Municipal Notes. Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG") and for variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). This distinction is in recognition of the differences between short-term credit risk and long-term credit risk. Notes bearing the designation MIG-1 or VMIG-1 are of the best quality, enjoying strong protection from established cash flows for their servicing or from established and broad-based access to the market for refinancing, or both. Notes bearing the designation MIG-2 or VMIG-2 are judged to be of high quality, with margins of protection ample although not so large as in the preceding group.

STANDARD & POOR'S

         Municipal Bonds rated AAA by S&P are the highest grade obligations. This rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

         Municipal Notes. Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, -2, or -3) by S&P to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation SP-1+.

REPORTS OF THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS AND FINANCIAL STATEMENTS


The Reports of Independent Certified Public Accountants and Financial Statements are incorporated herein by reference from each Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2001, filed with the
Securities and Exchange Commission on October 26, 2001, Accession No. 0000950144-01-508153 (Money Market Fund) and Accession No. 0000950144-01-508151
(Municipal Fund).

                               HERITAGE CASH TRUST

                            PART C. OTHER INFORMATION


Item 23.          EXHIBITS

         (a)               Declaration of Trust*

         (b)(i)            Bylaws*
            (ii)           Amended and Restated Bylaws*

         (c)               Voting trust agreement -- none

         (d)(i)            Investment Advisory and Administration Agreement*

            (ii) Investment Subadvisory Agreement for the Municipal Money Market Fund*

         (e) Form of Amended and Restated Distribution Agreement - filed herewith

         (f)               Bonus, profit sharing or pension plans -- none

         (g)               Custodian Agreement*

         (h)(i) Form of Amended and Restated Transfer Agency and Service Agreement - filed herewith

            (ii) Form of Amended and Restated Fund Accounting and Pricing Service Agreement - filed herewith

         (i)               Opinion and consent of counsel - filed herewith

         (j)               Consent of Independent Auditors - filed herewith

         (k)               Financial statements omitted from prospectus -- none

         (l)               Letter of investment intent*

         (m)(i)            Class A Plan pursuant to Rule 12b-1*

            (ii)           Class B Plan pursuant to Rule 12b-1++

            (iii)          Class C Plan pursuant to Rule 12b-1*

         (n)(i)            Plan pursuant to Rule 18f-3+

         (o)               Reserved

         (p)               Code of Ethics - not applicable

-----------------

* Incorporated by reference from the Post-Effective Amendment No. 15 to the Registration Statement of the Trust, SEC File No. 2-98635, filed previously on December 27, 1995.

** Incorporated by reference to the Trust's Rule 24f-2 Notice, filed previously on October 30, 1996.

+ Incorporated by reference from the Post-Effective Amendment No. 16 to the Registration Statement of the Trust, SEC File No. 2-98635, filed previously on December 27, 1996.

++ Incorporated by reference from the Post Effective Amendment No. 17 to the Registration Statement of the Trust, SEC File No. 2-98635, filed previously on October 31, 1997.

Item 24. Persons Controlled by or under
         COMMON CONTROL WITH REGISTRANT

                  None.

Item 25. INDEMNIFICATION

         Article XI, Section 2 of the Trust's Declaration of Trust provides that:

         (a) Subject to the  exceptions and  limitations  contained in paragraph
(b) below:

                  (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

                  (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

         (b) No indemnification shall be provided hereunder to a Covered Person:

                  (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its

Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

                  (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or
(C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

         (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

         (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this
Section 2; provided, however, that:

                  (i) such Covered Person shall have provided appropriate security for such undertaking,

                  (ii) the Trust is insured against losses arising out of any such advance payments or

                  (iii) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

         Paragraph 8 of the Investment Advisory and Administration Agreement ("Advisory Agreement") between the Trust and Heritage Asset Management, Inc. ("Heritage") provides that Heritage shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Advisory Agreement relates except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Advisory Agreement. Any person, even though also an officer, partner, employee, or agent of Heritage, who may be or become an officer, director, employee or agent of the Trust shall be deemed, when rendering services to the Trust or acting in any business of the Trust, to be rendering such services to or acting solely for the Trust and not as an officer, partner, employee, or agent or one under the control or direction of Heritage even though paid by it.

         Paragraph 9 of the Subadvisory Agreement ("Subadvisory Agreement") between the Manager and Alliance Capital Management, L.P. ("Alliance") provides that, in the absence of willful misfeasance, bad faith or gross negligence on the part of Alliance, or reckless disregard of its obligations and duties thereunder, Alliance shall not be subject to any liability to the Trust, or to any shareholder of the Trust, for any act or omission in the course of, or connected with, rendering services thereunder.

         Paragraph 8 of the Form of Amended and Restated Distribution Agreement ("Distribution Agreement") between the Trust and Raymond James and Associates, Inc. ("Raymond James") provides as follows, the Trust agrees to indemnify, defend and hold harmless Raymond James, its several officers and directors, and any person who controls Raymond James within the meaning of Section 15 of the 1933 Act from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which Raymond James, its officers or Trustees, or any such controlling person may incur under the 1933 Act or under common law or otherwise arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement, Prospectus or Statement of Additional Information or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, provided that in no event shall anything contained in this Distribution Agreement be construed so as to protect Raymond James against any liability to the Trust or its shareholders to which Raymond James would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Distribution Agreement.

Item 26. I.       BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         Heritage is a Florida corporation that offers investment management services and is a registered investment adviser. Heritage's offices are located at 880 Carillon Parkway, St. Petersburg, Florida 33716. Information as to the officers and directors of Heritage is included in its current Form ADV filed with the Securities and Exchange Commission and is incorporated by reference herein.

                  II. BUSINESS AND OTHER CONNECTIONS OF SUBADVISER FOR THE MUNICIPAL MONEY MARKET FUND

         Alliance, a Delaware limited partnership and registered investment adviser with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment subadvisory agreement. Alliance is engaged primarily in the investment advisory business. Information as to the officers and directors of Alliance Capital Management L.P. is included in its current Form ADV filed with the SEC and is incorporated by reference herein.

Item 27. PRINCIPAL UNDERWRITER

         (a) Raymond James, 880 Carillon Parkway, St. Petersburg, Florida 33716, is the principal underwriter for each of the following investment companies:
Heritage Cash Trust, Heritage Capital Appreciation Trust, Heritage Growth and Income Trust, Heritage Income Trust and Heritage Series Trust.

         (b)  The   directors  and  officers  of  the   Registrant's   principal
underwriter are:

                           Positions & Offices                Position
Name                       With Underwriter                   With Registrant
----                       ----------------                   ---------------

Thomas A. James            Chief Executive Officer,           Trustee
                           Director

Robert F. Shuck            Executive Vice                     None
                           President, Director

Thomas S. Franke           President, Chief Operating         None
                           Officer, Director

Lynn Pippenger             Senior Vice President, Secretary   None

Dennis Zank                Executive Vice President           None
                           of Operations and
                           Administration, Director

Richard B. Franz, II       Vice President, Treasurer          None

         The business address for each of the above directors and officers is 880 Carillon Parkway, St. Petersburg, Florida 33716.

Item 28. LOCATION OF ACCOUNTS AND RECORDS

         The books and other documents required by Rule 31a-1 under the Investment Company Act of 1940 are maintained in the physical possession of the Trust's Custodian through February 28, 1994, except that Heritage maintains some or all of the records required by Rule 31a-1(b)(1), (2), (5), (6), (8), (9),
(10) and (11); and Alliance will maintain some or all of the records required by Rule 31a-1(b)(2), (5), (6), (9), (10) and (11). Since March 1, 1994, all
required records are maintained by Heritage.

Item 29. MANAGEMENT SERVICES

         Not applicable.

Item 30. UNDERTAKINGS

         The Trust hereby undertakes to furnish each person to whom a prospectus is delivered a copy of its latest annual report(s) to shareholders, upon request and without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 22 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Petersburg and the State of Florida, on October 25, 2001. No other material event requiring prospectus disclosure has occurred since the latest of the three dates specified in Rule 485(b)(2).

                                        HERITAGE CASH TRUST


                                        By: /s/Richard K. Riess
                                            -----------------------------
                                            Richard K. Riess, President

Attest:


/s/ Donald H. Glassman
---------------------------------
Donald H. Glassman, Treasurer

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 22 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                        Title                       Date
---------                        -----                       ----

/s/Richard K. Riess              President and               October 25, 2001
------------------------         Trustee
Richard K. Riess



Thomas A. James*                 Trustee                     October 25, 2001
------------------------
Thomas A. James



C. Andrew Graham*                Trustee                     October 25, 2001
------------------------
C. Andrew Graham



David M. Phillips*               Trustee                     October 25 2001
------------------------
David M. Phillips



James L. Pappas*                 Trustee                     October 25, 2001
------------------------
James L. Pappas

Donald W. Burton*                Trustee                     October 25, 2001
------------------------
Donald W. Burton



Eric Stattin*                    Trustee                     October 25, 2001
------------------------
Eric Stattin



/s/Donald H. Glassman            Treasurer                   October 25, 2001
------------------------
Donald H. Glassman


*By  /s/Donald H. Glassman
     ------------------------
     Donald H. Glassman, Attorney-In-Fact

                                INDEX TO EXHIBITS

Exhibit
Number         Description                                                 Page
------         -----------                                                 ----

(a)            Declaration of Trust*

(b)(i)         Bylaws*
   (ii)        Amended and Restated Bylaws*

(c)            Voting trust agreement -- none

(d)(i)         Investment Advisory and Administration Agreement*

   (ii)        Investment Subadvisory Agreement for the Municipal
               Money Market Fund*

(e) Form of Amended and Restated Distribution Agreement - filed herewith

(f)            Bonus, profit sharing or pension plans -- none

(g)            Custodian Agreement*

(h)(i)         Form of Amended and Restated Transfer Agency and
               Service Agreement - filed herewith

   (ii)        Form of Amended and Restated Fund Accounting and
               Pricing Service Agreement - filed herewith

(i)            Opinion and consent of counsel - filed herewith

(j)            Consent of Independent Auditors - filed herewith

(k)            Financial statements omitted from prospectus -- none

(l)            Letter of investment intent*

(m)(i)         Class A Plan pursuant to Rule 12b-1*

   (ii)        Class B Plan pursuant to Rule 12b-1++

   (iii)       Class C Plan pursuant to Rule 12b-1*

(n)            Plan pursuant to Rule 18f-3+

(o)            Reserved

(p)            Code of Ethics - not applicable
-----------------

* Incorporated by reference from the Post-Effective Amendment No. 15 to the Registration Statement of the Trust, SEC File No. 2-98635, filed previously on December 27, 1995.

** Incorporated by reference to the Trust's Rule 24f-2 Notice, filed previously on October 30, 1996.

+ Incorporated by reference from the Post-Effective Amendment No. 16 to the Registration Statement of the Trust, SEC File No. 2-98635, filed previously on December 27, 1996.

++ Incorporated by reference from the Post Effective Amendment No. 17 to the Registration Statement of the Trust, SEC File No. 2-98635, filed previously on October 31, 1997.








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